Exhibit 10.3
CENDANT RENTAL CAR FUNDING (AESOP) LLC,

as Issuer

CENDANT CAR RENTAL GROUP, INC.,

as Administrator

MIZUHO CORPORATE BANK, LTD.,
as Administrative Agent

BAYERISCHE LANDESBANK NEW YORK BRANCH,

as Syndication Agent,

CALYON CAYMAN ISLANDS BRANCH.,

as Documentation Agent,

CERTAIN FINANCIAL INSTITUTIONS,

as Purchasers

and

THE BANK OF NEW YORK,

as Trustee and Series 2004-1 Agent

_____________________

AMENDED AND RESTATED SERIES 2004-1 SUPPLEMENT

dated as of March 29, 2005

to

SECOND AMENDED AND RESTATED BASE INDENTURE

dated as of June 3, 2004

_____________________

ARTICLE I DEFINITIONS	2
ARTICLE II PURCHASE AND SALE OF SERIES 2004-1 NOTES; DELIVERY OF SERIES 2004-1 NOTES, CLASS A-1 INCREASES AND OPTIONAL CLASS A-1 DECREASES OF CLASS A-1 INVESTED AMOUNT	26
Section 2.1. Purchases of Series 2004-1 Notes	26
Section 2.2. Delivery	27
Section 2.3. Procedure for Initial Issuance and for Increasing the Class A-1 Invested Amount	27
Section 2.4. Procedure for Decreasing the Series 2004-1 Invested Amount	29
Section 2.5. Reductions of the Class A-1 Maximum Invested Amount	30
Section 2.6. Interest; Fees	30
Section 2.7. Indemnification by CRCF	31
ARTICLE III SERIES 2004-1 ALLOCATIONS
Section 3.1. Establishment of Series 2004-1 Collection Account, Series 2004-1 Excess Collection Account and Series 2004-1 Accrued Interest Account	32
Section 3.2. Allocations with Respect to the Series 2004-1 Notes	32
Section 3.3. Payments to Noteholders and Each Series 2004-1 Interest Rate Hedge Counterparty	37
Section 3.4. Payment of Note Interest and Commitment Fees	40
Section 3.5. Payment of Note Principal	40
Section 3.6. Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment	46
Section 3.7. Series 2004-1 Reserve Account	46
Section 3.8. Series 2004-1 Letters of Credit and Series 2004-1 Cash Collateral Account	48
Section 3.9. Series 2004-1 Distribution Account	52
Section 3.10. Series 2004-1 Interest Rate Hedges	54
Section 3.11. Series 2004-1 Demand Notes Constitute Additional Collateral for Series 2004-1 Notes	55
Section 3.12. Payments to Purchasers	55
Section 3.13. Appointment of Series 2004-1 Agent	55
ARTICLE IV AMORTIZATION EVENTS	56
ARTICLE V RIGHT TO WAIVE PURCHASE RESTRICTIONS	57
ARTICLE VI CONDITIONS PRECEDENT	59
Section 6.1. Conditions Precedent to Effectiveness of Supplement	59

(i)

(ii)

Section 10.22. Notice to Moodys'	79

(iii)

AMENDED AND RESTATED SERIES 2004-1 SUPPLEMENT, dated as of March 29, 2005 (this “Supplement”), among CENDANT RENTAL CAR FUNDING (AESOP) LLC (formerly known as AESOP Funding II L.L.C.), a special purpose limited liability company estab-lished under the laws of Delaware (“CRCF”), CENDANT CAR RENTAL GROUP, INC. (as assignee of Avis Rent A Car System, Inc.), a Delaware corporation, as administrator (the “Administrator”), MIZUHO CORPORATE BANK, LTD. (“Mizuho”), in its capacity as admin-istrative agent for the Purchasers (the “Administrative Agent”), BAYERISCHE LANDESBANK NEW YORK BRANCH, as Syndication Agent, CALYON CAYMAN ISLANDS BRANCH, as Documentation Agent, the Purchasers (as defined herein), THE BANK OF NEW YORK, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”) and THE BANK OF NEW YORK, a New York banking corporation, as agent for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty (in such capacity, the “Series 2004-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modi-fied or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, on January 20, 2004, CRCF, Mizuho Corporate Bank, Ltd., certain financials institutions as purchasers and The Bank of New York, as Trustee and Series 2004-1 Agent entered in the Series 2004-1 Supplement (as amended, the “Original Series 2004-1 Supplement”);

WHEREAS, the purchasers (the “Original Purchasers”) under the Original Series 2004-1 Supplement as in effect immediately prior to this Agreement have agreed to amend and restate the Original Series 2004-1 Supplement in its entirety;

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

Pursuant to the Original Series 2004-1 Supplement, there was created a Series of Notes to be issued pursuant to the Base Inden-ture and this Supplement and such Series of Notes shall be designated generally as the Series 2004-1 Rental Car Asset Backed Notes.

Pursuant to this Supplement the Series 2004-1 Notes will be divided into two classes: one of which shall be designated as the Floating Rate Series 2004-1 Rental Car Asset Backed Notes, Class A-1 and one of which shall be designated as the Floating Rate Series 2004-1 Rental Car Asset Backed Notes, Class A-2.

The proceeds from the increase of the Series 2004-1 Notes shall be deposited in the Collection Account and shall be paid to CRCF and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible

Vehicles are available for acquisition or refinancing thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

The Series 2004-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

ARTICLE I
DEFINITIONS

(a)  All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection, Exhibit or Schedule references herein shall refer to Articles, Sections, Subsections, Exhibits or Schedules of this Supplement, except as otherwise provided herein. Unless other-wise stated herein, as the context other-wise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2004-1 Notes and not to any other Series of Notes issued by CRCF.

(b)  The following words and phrases shall have the following meanings with respect to the Series 2004-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Acquiring Purchaser” is defined in Section 10.1(b).

“Additional Cendant Credit Document” means in the event the Cendant Credit Agreement is no longer in effect, (i) any credit agreement which replaces the Cendant Credit Agreement on substantially similar terms, or (ii) in the event the Cendant Credit Agreement is not replaced, any document evidencing indebtedness of Cendant where the aggregate amount of such indebtedness under such document exceeds $25,000,000.

“Adjusted LIBO Rate” means, with respect to each Eurodollar Period, pertaining to a portion of the Purchaser Invested Amount allocated to a Eurodollar Tranche, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to LIBO Rate for such Eurodollar Period multiplied by the Statutory Reserve Rate.

“Administrative Agent” is defined in the first paragraph hereto.

“Administrator” is defined in the first paragraph hereto.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%. Any change in the Alternate Base Rate due to a change in the Prime

Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Alternate Base Rate Tranche” means, with respect to any Class A-1 Purchaser or any Class A-2 Purchaser, the portion of the Class A-1 Purchaser Invested Amount or Class A-2 Purchaser Invested Amount, as the case may be, with respect to such Class A-1 Purchaser or Class A-2 Purchaser, as the case may be, not allocated to a Eurodollar Tranche.

“Applicable Law” means all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority from time to time in effect, and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including laws specifically mandating compliance by property owners).

“Applicable Margin” is defined in the Fee Letter.

“Article VII Costs” means any amounts due pursuant to Article VII.

“Bank Accounts” is defined in Section 10.16(f).

“Benefitted Purchaser” is defined in Section 10.3.

“Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York, New York or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Cendant” means Cendant Corporation, a Delaware corporation.

“Cendant Credit Agreement” means the Five Year Competitive Advance and Revolving Credit Agreement, dated as of November 22, 2004 among Cendant, the Lenders referred to therein, Bank of America, N.A., as syndication agent, The Bank of Nova Scotia, Barclay's Bank PLC, Calyon New York Branch and Citibank, N.A., as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent, as in effect on the date hereof, as further amended, modified or supplemented from time to time, and any successor or replacement Cendant facility.

“Certificate of Lease Deficit Demand” means a certificate in the form of Annex A to any Series 2004-1 Letters of Credit.

“Certificate of Termination Date Demand” means a certificate in the form of Annex D to any Series 2004-1 Letter of Credit.

“Certificate of Termination Demand” means a certificate in the form of Annex C to any Series 2004-1 Letter of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to any Series 2004-1 Letter of Credit.

“Change in Control” means (a) Cendant shall at any time cease to own or control, directly or indirectly, greater than 50% of the Voting Stock of CCRG, ARAC or BRAC or (b) either CRCF or AESOP Leasing is no longer indirectly wholly-owned by CCRG.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the date hereof or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the date hereof.

“Claim” is defined in Section 2.7.

“Class” means a class of the Series 2004-1 Notes, which may be the Class A-1 Notes or the Class A-2 Notes.

“Class A-1 Alternate Base Rate Tranche” means, with respect to any Class A-1 Purchaser, the portion of the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser not allocated to a Class A-1 Eurodollar Tranche.

“Class A-1 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Controlled Amorti-zation Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class A-1 Noteholders pursuant to Section 3.5(g) for the previous Related Month was less than the Class A-1 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Controlled Amortization Period, the Class A-1 Carryover Con-trolled Amortization Amount shall be zero.

“Class A-1 Commitment Percentage” means, on any date of determination, with respect to any Class A-1 Purchaser, the ratio, expressed as a percentage, which such Class A-1 Purchaser’s Class A-1 Maximum Purchaser Invested Amount bears to the Class A-1 Maximum Invested Amount on such date.

“Class A-1 Controlled Amortization Amount” means (i) with respect to any Related Month other than the last Related Month during the Series 2004-1 Controlled Amortization Period, an amount (rounded down to the nearest penny) equal to the Class A-1 Invested Amount as of the end of the Series 2004-1 Revolving Period divided by 6 and (ii) with respect to the last Related Month during the Series 2004-1 Controlled Amortization Period, any remaining outstanding Class A-1 Invested Amount.

“Class A-1 Controlled Distribution Amount” means, with respect to any Related Month during the Controlled Amortization Period, an amount equal to the sum of the Class A-1

Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

“Class A-1 Decrease” is defined in Section 2.4(a).

“Class A-1 Eurodollar Tranche” means, with respect to any Class A-1 Purchaser, any portion of the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser allocated to a particular Eurodollar Period and an Adjusted LIBO Rate determined by reference thereto.

“Class A-1 Increase” is defined in Section 2.3(a).

“Class A-1 Increase Amount” is defined in Section 2.3(a).

“Class A-1 Increase Date” is defined in Section 2.3(a).

"Class A-1 Increase Expiry Date" means the earliest of (a) the Early Controlled Amortization Date, (b) the date on which an Amortization Event (other than of (i) the type specified in clause (j) of Article IV that has been waived by Class A-1 Purchasers having in the aggregate more than 50% of the aggregate amount of the Class A-1 Commitment Percentages for all Class A-1 Purchasers or (ii) the type specified in clause (a) through (i) of Article IV that has been waived by 100% of the Series 2004-1 Noteholders) shall have occurred with respect to the Series 2004-1 Notes and (c) November 30, 2007.

“Class A-1 Initial Invested Amount” means the aggregate initial principal amount of the Class A-1 Notes, which is $95,000,000.

“Class A-1 Invested Amount” means, when used with respect to any date, an amount equal to the Class A-1 Outstanding Principal Amount plus the amount of any principal payments made to Class A-1 Noteholders that have been rescinded or otherwise returned by the Class A-1 Noteholders for any reason.

“Class A-1 Maximum Invested Amount” means, on any date of determination, the sum of the Class A-1 Maximum Purchaser Invested Amounts with respect to each of the Class A-1 Purchasers on such date.

“Class A-1 Maximum Purchaser Invested Amount” means, with respect to any Purchaser, the amount set forth opposite its name on Schedule I hereto, as such amount may be increased or decreased from time to time in accordance with the terms hereof.

“Class A-1 Monthly Interest” means, with respect to any Series 2004-1 Interest Period, an amount equal to the sum of (i) the product of (a) the average daily Class A-1 Invested Amount allocated to Class A-1 Eurodollar Tranches as of the first day of such Series 2004-1 Interest Period, (b) the Adjusted LIBO Rate for the Eurodollar Period plus the Applicable Margin on the first day of such Series 2004-1 Interest Period and (c) the number of days in such Series 2004-1 Interest Period divided by 360 and (ii) the sum, for each day in such Series 2004-1 Interest Period, of the product of (a) the Class A-1 Invested Amount allocated to a Class A-1

Alternate Base Rate Tranche for such day, (b) the Alternate Base Rate for such day plus the Applicable Margin for such day divided by 365.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Notes” means any one of the Series 2004-1 Floating Rate Rental Car Asset Backed Notes, Class A-1, executed by CRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount plus (b) the sum of the amount of each Class A-1 Increase minus (c) the aggregate amount of principal payments made to Class A-1 Noteholders on or prior to such date.

“Class A-1 Pro Rata Share” means, with respect to any Class A-1 Purchaser, on any date, the ratio, expressed as a percentage, of such Class A-1 Purchaser’s Purchaser Invested Amount to the Class A-1 Invested Amount.

“Class A-1 Purchaser” means each of the several financial institutions designated on Schedule I hereof as purchasers of Class A-1 Notes and its permitted successors and assigns.

“Class A-1 Purchaser Increase Amount” means, with respect to any Class A-1 Purchaser, for any Business Day, such Purchaser’s Class A-1 Commitment Percentage of the Class A-1 Increase Amount, if any, on such Business Day.

“Class A-1 Purchaser Invested Amount” means, with respect to any Class A-1 Purchaser, (a) when used with respect to the date hereof, such Class A-1 Purchaser’s Class A-1 Commitment Percentage of the Class A-1 Initial Invested Amount and (b) when used with respect to any other date, an amount equal to (i) the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser on the immediately preceding Business Day plus (ii) the Class A-1 Purchaser Increase Amount with respect to such Class A-1 Purchaser on such date minus (iii) the amount of principal payments made on the Class A-1 Notes to such Class A-1 Purchaser pursuant to Section 3.5(f) on such date plus (iv) the amount of principal payments on the Class A-1 Notes recovered from such Class A-1 Purchaser by a trustee as a preference payment in a bankruptcy proceeding of a Demand Note Issuer or otherwise.

“Class A-2 Carryover Controlled Amortization Amount” means, with respect to any Related Month during the Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class A-2 Noteholders pursuant to Section 3.5(g) for the previous Related Month was less than the Class A-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

“Class A-2 Controlled Amortization Amount” means with respect to each Related Month during the Series 2004-1 Controlled Amortization Period, $50,000,000.

“Class A-2 Controlled Distribution Amount” means, with respect to any Related Month during the Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

“Class A-2 Initial Invested Amount” means the aggregate initial principal amount of the Class A-2 Notes, which is $300,000,000.

“Class A-2 Invested Amount” means, when used with respect to any date, an amount equal to the Class A-2 Outstanding Principal Amount plus the amount of any principal payments made to Class A-2 Noteholders that have been rescinded or otherwise returned by the Class A-2 Noteholders for any reason.

“Class A-2 Monthly Interest” means, with respect to any Series 2004-1 Interest Period, an amount equal to the sum of (i) the product of (a) the average daily Class A-2 Invested Amount allocated to Class A-2 Eurodollar Tranches as of the first day of such Series 2004-1 Interest Period, (b) the Adjusted LIBO Rate for the Eurodollar Period plus the Applicable Margin on the first day of such Series 2004-1 Interest Period and (c) the number of days in such Series 2004-1 Interest Period divided by 360 and (ii) the sum, for each day in such Series 2004-1 Interest Period, of the product of (a) the Class A-2 Invested Amount allocated to a Class A-2 Alternate Base Rate Tranche for such day, (b) the Alternate Base Rate for such day plus the Applicable Margin for such day divided by 365.

“Class A-2 Noteholder” means the Person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Notes” means any one of the Series 2004-1 Floating Rate Rental Car Asset Backed Notes, Class A-2, executed by CRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date.

“Class A-2 Pro Rata Share” means, with respect to any Class A-2 Purchaser, on any date, the ratio, expressed as a percentage, of such Class A-2 Purchaser’s Purchaser Invested Amount to the Class A-2 Invested Amount.

“Class A-2 Purchaser” means each of the several financial institutions designated on Schedule 1 hereof as purchasers of Class A-2 Notes and its permitted successors and assigns.

“Class A-2 Purchaser Invested Amount” means, with respect to each Class A-2 Purchaser, (a) when used with respect to the Effective Date, the amount set forth on Schedule 1 next to such Class A-2 Purchaser’s name and (b) when used with respect to any other date, an amount equal to (i) the Class A-2 Purchaser Invested Amount with respect to such Class A-2 Purchaser on the immediately preceding Business Day minus (ii) the amount of principal payments made on the Class A-2 Notes to such Class A-2 Purchaser pursuant to Section 3.5(f) on or prior to such date plus (iii) the amount of principal payments on the Class A-2 Notes recovered from such Class A-2 Purchaser by a trustee as a preference payment in a bankruptcy preceding of a Demand Note Issuer or otherwise.

“Commitment” means, with respect to any Class A-1 Purchaser, the obligation of such Class A-1 Purchaser to purchase a Class A-1 Note on the date hereof and, thereafter, to maintain and, subject to certain conditions, increase the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser, in each case, in an amount up to the Class A-1 Maximum Purchaser Invested Amount with respect to such Purchaser.

“Commitment Fee” is defined in Section 2.6(c).

“Commitment Fee Rate” is defined in the Fee Letter.

“Company indemnified person” is defined in Section 2.7.

“Consent” is defined in Article V.

“Consent Period Expiration Date” is defined in Article V.

“Demand Note Issuer” means each issuer of a Series 2004-1 Demand Note.

“Designated Amounts” is defined in Article V.

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2004-1 Letter of Credit, or any combination thereof, as the context may require.

“Early Controlled Amortization Date” means the first day of the month following (1) the occurrence of an “Event of Default” (as defined in the Cendant Credit Agreement or any Additional Cendant Credit Document, as applicable) and (2) as a result of such “Event of Default” (as defined in the Cendant Credit Agreement or any Additional Cendant Credit Document, as applicable), the acceleration of any or all debt outstanding under the Cendant Credit Agreement or the acceleration of a total of $50,000,000 of debt outstanding under one or more Additional Cendant Credit Documents.

“Effective Date” is defined in Section 6.1.

“Eurodollar Period” means,

(i) with respect to any Class A-1 Eurodollar Tranche and any Class A-1 Purchaser:

(a) initially, the period commencing on the date hereof, any Class A-1 Increase Date or a conversion date, as the case may be, with respect to such Class A-1

Eurodollar Tranche and ending on the first Distribution Date thereafter (or such other period which is acceptable to the Class A-1 Purchaser and which in no event will be less than 7 days); and

(b) thereafter, each period commencing on the last day of the immediately preced-ing Eurodollar Period applicable to such Class A-1 Eurodollar Tranche and ending on the next succeeding Distribution Date (or such other period which is acceptable to the Class A-1 Purchaser and which in no event will be less than 7 days); and

(ii) with respect to any Class A-2 Eurodollar Tranche and any Purchaser:

(a) initially, the period commencing on the date hereof or a conversion date, as the case may be, with respect to such Class A-2 Eurodollar Tranche and ending on the first Distribution Date thereafter (or such other period which is acceptable to the Class A-2 Purchaser and which in no event will be less than 7 days); and

(b) thereafter, each period commencing on the last day of the immediately preceding Eurodollar Period applicable to such Class A-2 Eurodollar Tranche and ending on the next succeeding Distribution Date (or such other period which is acceptable to the Class A-2 Purchaser and which in no event will be less than 7 days).

“Eurodollar Tranche” means any Class A-1 Eurodollar Tranche and any Class A-2 Eurodollar Tranche.

“Excess Collections” is defined in Section 3.3(e)(i).

“Excluded Taxes” means, with respect to the Administrative Agent, any Purchaser or any other recipient of any payment to be made by or on account of any obligation of CRCF here-under, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or by any other Governmental Authority, in each case, as a result of a present or former connection between the United States of America or the jurisdiction of such Governmental Authority imposing such tax, as the case may be, and the Administrative Agent, such Purchaser or any other such recipient (except a connection arising solely from the Administra-tive Agent’s, such Purchaser’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2004-1 Notes) and (b) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction in which CRCF is located (except any such branch profits or similar tax imposed as a result of a connection with the United States of America or other jurisdiction as a result of a connection arising solely from the Administrative Agent’s, such Purchaser’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2004-1 Notes).

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means the letters dated the date hereof, from CRCF addressed to the Administrative Agent and each of the Purchasers setting forth certain fees payable from time to time to the Purchasers, as such letter may be amended or replaced from time to time.

“Finance Lease Series Invested Amount” means the sum of the Invested Amounts for each Finance Lease Series Notes.

“Finance Lease Series Notes” means each Series of Notes, which will continue to receive collections from the Finance Lease pursuant to the Base Indenture and the related Series Supplement following the occurrence of an Event of Bankruptcy with respect to CCRG, ARAC, BRAC, any other Permitted Sublessee or the Administrator.

“Fixed Rate Payment” means, for any Distribution Date, the amount, if any, payable by CRCF as the “Fixed Amount” under any Series 2005-2 Interest Rate Hedge after the netting of payments due to CRCF as the “Floating Amount” from the Series 2005-2 Interest Rate Hedge Counterparty under such Series 2005-2 Interest Rate Hedge on such Distribution Date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Lease Deficit Disbursement” means an amount drawn under a Series 2004-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“LIBO Rate” means, with respect to each Eurodollar Period, a rate per annum to be determined by the Administrative Agent as follows:

(i) On each LIBO Rate Determination Date, the Administrative Agent will determine the London interbank offered rate for U.S. dollar deposits for a period equal to, or if not equal to, most closely approximating, such Eurodollar Period that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBO Rate Determination Date;

(ii) If, on any LIBO Rate Determination Date, such rate does not appear on Telerate Page 3750, the Administrative Agent will request that the principal London offices of each of four major banks in the London interbank market selected by the Administrative Agent provide the Administrative Agent with offered quotations for deposits in U.S. dollars for a period equal to such Eurodollar Period, commencing on the first day of such Eurodollar Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBO Rate Determination Date and in a prin-cipal amount equal to the amount of the related Eurodollar Tranche that is representa-tive of a single transaction in such market at such time. If at least two such quotations are provided, “LIBO Rate” for such Eurodollar Period will be the arithmetic mean of such quotations; or

(iii) If fewer than two such quotations are provided pursuant to clause (ii), “LIBO Rate” for such Eurodollar Period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Administrative Agent at approxi-mately 11:00 a.m., New York City time, on such LIBO Rate Determination Date for loans in U.S. dollars to leading European banks, for a period equal to such Eurodollar Period, commencing on the first day of such Eurodollar Period, and in a principal amount equal to the amount of the related Eurodollar Tranche; provided, however, that if the banks selected as aforesaid by the Administrative Agent are not quoting rates as mentioned in this sentence, “LIBO Rate” for such Eurodollar Period will be the same as “LIBO Rate” for the immediately preceding Eurodollar Period.

“LIBO Rate Determination Date” means, with respect to any Eurodollar Period, the second London Banking Day preceding the first day of such Eurodollar Period.

“LOC Pro Rata Share” means, with respect to any Series 2004-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2004-1 Letter of Credit Provider’s Series 2004-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2004-1 Letters of Credit as of such date; provided that only for purposes of calculating the LOC Pro Rata Share with respect to any Series 2004-1 Letter of Credit Provider as of any date, if such Series 2004-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2004-1 Letter of Credit made prior to such date, the avail-able amount under such Series 2004-1 Letter of Credit Provider’s Series 2004-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2004-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under its Series 2004-1 Letter of Credit).

“London Banking Day” means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2004-1 Principal Allocations with respect to such Related Month.

“Original Purchasers” is defined in the Preliminary Statements.

“Original Series 2004-1 Notes” means each of the Series 2004-1 Notes issued pursuant to the Original Series 2004-1 Supplement that is outstanding immediately prior to the Effective Date.

“Original Series 2004-1 Supplement” is defined in the Preliminary Statements.

“Other Taxes” means any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under this Supplement, the Base Indenture, or any Related Documents or from the execution, delivery or enforcement of, or otherwise with respect to, this Supplement, the Base Indenture or any Related Document.

“Outstanding” means, with respect to the Series 2004-1 Notes, the Series 2004-1 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2004-1 Notes and to the Administrative Agent and the Purchasers hereunder shall not have been paid in full.

“Participants” is defined in Section 10.1(c).

“Past Due Rent Payment” is defined in Section 3.2(g).

“Preference Amount” means any amount previously distributed to a Purchaser on or relating to a Series 2004-1 Note that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of a Demand Note Issuer pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

“Pre-Preference Period Demand Note Payments” means, as of any date of deter-mination, the aggregate amount of all proceeds of demands made on the Series 2004-1 Demand Notes included in the Series 2004-1 Demand Note Payment Amount as of the Series 2004-1 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and includ-ing the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without contin-uing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceed-ings shall equal the Series 2004-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Prime Rate” means the rate of interest per annum identified as the “Prime Rate” in the “Money Rates” section of The Wall Street Journal; each change in the Prime Rate shall be effective from and including the date such change is published as being effective.

“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (i) the Series 2004-1 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the sum of the Series 2004-1 AESOP I Operating Lease Loan Agreement Borrowing Base and the Series 2004-1 AESOP I Finance Lease Loan Agreement Borrowing Base on such date.

“Pro Rata Share” means, with respect to any Purchaser, on any date, the ratio, expressed as a percentage, which the Purchaser Invested Amount with respect to such Purchaser bears to the Series 2004-1 Invested Amount on such date.

“Purchaser” means any Class A-1 Noteholder and any Class A-2 Noteholders.

“Purchaser Invested Amount” means (i) with respect to a Class A-1 Purchaser, its Class A-1 Purchaser Invested Amount and (ii) with respect to a Class A-2 Purchaser, its Class A-2 Purchaser Invested Amount.

“Purchaser Percentage” means (i) with respect to each Class A-1 Purchaser (a) prior to the Class A-1 Increase Expiry Date, such Class A-1 Purchaser’s Class A-1 Commitment Percentage and (b) on or after the Class A-1 Increase Expiry Date, such Class A-1 Purchaser’s Class A-1 Pro Rata Share and (ii) with respect to each Class A-2 Purchaser, such Class A-2 Purchaser’s Class A-2 Pro Rata Share.

“Qualified Interest Rate Hedge Provider” means a bank, corporation or other financial institution having (i) a short-term senior unsecured debt, deposit, claims paying or other similar rating of at least “A-1” from S&P or a long-term senior unsecured debt, deposit, claims paying or other similar rating of at least “BBB+” from S&P and (i) a short-term senior unsecured debt, deposit, claims paying or other similar rating of “P-1” from Moody’s or a long-term senior unsecured debt, deposit, claims paying or other similar rating of at least “Baa3” from Moody’s.

“Record Date” means, with respect to each Distribution Date, the immediately preceding Business Day.

“Requisite Noteholders” means Purchasers having in the aggregate more than 50% of the aggregate amount of the Purchaser Percentages for all Purchasers.

“Series 1998-1 Notes” means the Series of Notes designated as the Series 1998-1 Notes.

“Series 2000-2 Notes” means the Series of Notes designated as the Series 2000-2 Notes.

“Series 2000-4 Notes” means the Series of Notes designated as the Series 2000-4 Notes.

“Series 2001-2 Notes” means the Series of Notes designated as the Series 2001-2 Notes.

“Series 2002-1 Notes” means the Series of Notes designated as the Series 2002-1 Notes.

“Series 2002-2 Notes” means the Series of Notes designated as the Series 2002-2 Notes.

“Series 2002-3 Notes” means the Series of Notes designated as the Series 2002-3 Notes.

“Series 2003-1 Notes” means the Series of Notes designated as the Series 2003-1 Notes.

“Series 2003-2 Notes” means the Series of Notes designated as the Series 2003-2 Notes.

“Series 2003-3 Notes” means the Series of Notes designated as the Series 2003-3 Notes.

“Series 2003-4 Notes” means the Series of Notes designated as the Series 2003-4 Notes.

“Series 2003-5 Notes” means the Series of Notes designated as the Series 2003-5 Notes.

“Series 2004-1 Accrued Interest Account” is defined in Section 3.1(b).

“Series 2004-1 AESOP I Finance Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2004-1 Finance Lease Vehicle Percentage as of such date and (b) the AESOP I Finance Lease Loan Agreement Borrowing Base as of such date.

“Series 2004-1 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2004-1 AESOP Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

“Series 2004-1 AESOP I Operating Lease Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2004-1 Required AESOP I Operating Lease Vehicle Amount as of such date and the denomina-tor of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

“Series 2004-1 Agent” is defined in the recitals hereto.

“Series 2004-1 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2004-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series-2004-1 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2004-1 Reserve Account (after giving effect to any deposits thereto and with-drawals and releases therefrom on such date).

“Series 2004-1 Carryover Controlled Amortization Amount” means the sum of the the Class A-1 Carryover Controlled Amortization Amount and the Class A-2 Controlled Amortization Amount.

“Series 2004-1 Cash Collateral Account” is defined in Section 3.8(e).

“Series 2004-1 Cash Collateral Account Collateral” is defined in Section 3.8(a).

“Series 2004-1 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2004-1 Available Cash Collateral Account Amount and (b) the excess, if any, of the Series 2004-1 Enhancement Amount (after giving effect to any withdrawal from the Series 2004-1 Reserve Account on such Distribution Date) over the Series 2004-1 Required Enhancement Amount on such Distribution Date; provided, however, that, on any date after the Series 2004-1 Letter of Credit Termination Date, the Series 2004-1 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2004-1 Available Cash Collateral Account Amount over (y) the Series 2004-1 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2004-1 Cash Collateral Percentage” means, as of any date of determina-tion, the percentage equivalent of a fraction, the numerator of which is the Series 2004-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2004-1 Letter of Credit Liquidity Amount as of such date.

“Series 2004-1 Collateral” means the Collater-al, each Series 2004-1 Letter of Credit, each Series 2004-1 Demand Note, the Series 2004-1 Interest Rate Hedge Collateral, the Series 2004-1 Distribution Account Collateral, the Series 2004-1 Cash Collateral Account Collateral and the Series 2004-1 Reserve Account Collateral.

“Series 2004-1 Collection Account” is defined in Section 3.1(b).

“Series 2004-1 Controlled Amortization Amount” means the sum of the Class A-1 Controlled Amortization Amount and the Class A-2 Controlled Amortization Amount.

“Series 2004-1 Controlled Amortization Period” means the period commencing at the opening of business on the earlier of the Early Controlled Amortization Date and December 1, 2007 (or, in each case, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 2004-1 Rapid Amortization Period, (ii) the date on which the Series 2004-1 Notes are fully paid and (iii) the termination of the Indenture.

“Series 2004-1 Controlled Distribution Amount” means, with respect to any Related Month during the Series 2004-1 Controlled Amortization Period, an amount equal to the sum of the Series 2004-1 Controlled Amortization Amount for such Related Month and any Series 2004-1 Carryover Controlled Amortization Amount for such Related Month.

“Series 2004-1 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit D to this Supplement, as amended, modified or restated from time to time.

“Series 2004-1 Demand Note Payment Amount” means, as of the Series 2004-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2004-1 Demand Notes pursuant to Section 3.5(c)(iii), 3.5(d)(ii) or 3.5(e)(ii) that were deposited into the Series 2004-1 Distribution Account and paid to the Series 2004-1 Noteholders during the one-year period ending on the Series 2004-1 Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one-year period, the Series 2004-1 Demand Note Payment Amount as of the Series 2004-1 Letter of Credit Termination Date shall equal the Series 2004-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2004-1 Deposit Date” is defined in Section 3.2.

“Series 2004-1 Distribution Account” is defined in Section 3.9(a).

“Series 2004-1 Distribution Account Collateral” is defined in Section 3.9(d) of this Supplement.

“Series 2004-1 Eligible Letter of Credit Provider” means a person satisfactory to CCRG and the Demand Note Issuers and having, at the time of the issuance of the related Series 2004-1 Letter of Credit, a long-term senior unsecured debt rating of at least “A+” from Standard & Poor’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and a long-term senior unsecured debt rating of at least “A1” from Moody’s and a short-term senior unsecured debt rating of “P-1” from Moody’s that is a commercial bank having total assets in excess of $500,000,000; provided that if a person is not a Series 2004-1 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such person shall not be a Series 2004-1 Eligible Letter of Credit Provider until CRCF has provided 10 days’ prior notice to the Administrative Agent that such person has been proposed as a Series 2004-1 Letter of Credit Provider.

“Series 2004-1 Enhancement” means the Series 2004-1 Cash Collateral Account Collateral, the Series 2004-1 Letters of Credit, the Series 2004-1 Demand Notes and the Series 2004-1 Reserve Account Amount.

“Series 2004-1 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2004-1 Letter of Credit Amount as of such date, (ii) the Series 2004-1 Avail-able Reserve Account Amount as of such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2004-1 Collection Account (not including amounts allocable to the Series 2004-1 Accrued Interest Account) and the Series 2004-1 Excess Collection Account as of such date.

“Series 2004-1 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2004-1 Enhancement Amount is less than the Series 2004-1 Required Enhancement Amount as of such date.

“Series 2004-1 Excess Collection Account” is defined in Section 3.1(b).

“Series 2004-1 Expected Final Distribution Date” means the earlier of (i) the sixth Distribution Date in the Series 2004-1 Controlled Amortization Period and (ii) the June 2008 Distribution Date.

“Series 2004-1 Finance Lease Vehicle Percentage” means, as of any date, the percentage equivalent of a fraction the numerator of which is the Series 2004-1 Invested Amount as of such date and the denominator of which is the Finance Lease Series Invested Amount.

“Series 2004-1 Initial Invested Amount” is defined in Section 2.3(a).

“Series 2004-1 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribu-tion Date; provided, however, that the initial Series 2004-1 Interest Period shall com-mence on and include the date hereof.

“Series 2004-1 Interest Rate Hedge” is defined in Section 3.10(a).

“Series 2004-1 Interest Rate Hedge Collateral” is defined in Section 3.10(b).

“Series 2004-1 Interest Rate Hedge Counterparty” means CRCF’s counterparty under any Series 2004-1 Interest Rate Hedge.

“Series 2004-1 Interest Rate Hedge Proceeds” means the amounts received by the Trustee from a Series 2004-1 Interest Rate Hedge Counterparty from time to time in respect of any Series 2004-1 Interest Rate Hedge (including amounts received from a guarantor or from collateral).

“Series 2004-1 Invested Amount” means, on any date of determination, the sum of (i) the Class A-1 Invested Amounts and (ii) the Class A-2 Invested Amount on such date.

“Series 2004-1 Invested Percentage” means as of any date of determination:

(a) when used with respect to Principal Collections, the percentage equivalent (which percent-age shall never exceed 100%) of a fraction the nu-merator of which shall be equal to the Series 2004-1 Invested Amount, determined during the Series 2004-1 Revolving Period as of the end of the Related Month or, until the end of the initial Related Month, as of the date hereof, or, during the Series 2004-1 Controlled Amortization Period and the Series 2004-1 Rapid Amortization Period, as of the end of the Series 2004-1 Revolving Period, and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the date hereof and (II) as of the same date in clause (I), the sum of the numerators used to deter-mine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for alloca-tions with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

(b) when used with respect to Interest Collections, the percentage equivalent (which percent-age shall never exceed 100%) of a fraction the nu-merator of which shall be the Accrued Amounts with respect to the Series 2004-1 Notes on such date of determina-tion, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2004-1 Lease Interest Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2004-1 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) have been allocated to the Series 2004-1 Accrued Interest Account (excluding any amounts paid into the Series 2004-1 Accrued Interest Account pursuant to the proviso in Sections 3.2(c)(ii) and 3.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2004-1 Lease Payment Deficit” means either a Series 2004-1 Lease Interest Payment Deficit or a Series 2004-1 Lease Principal Payment Deficit.

“Series 2004-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2004-1 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 3.5(c) of this Supplement on account of such Series 2004-1 Lease Principal Payment Deficit.

“Series 2004-1 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2004-1 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2004-1 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2004-1 Letter of Credit” means an irrevocable letter of credit, if any, substan-tially in the form of Exhibit E to this Supplement issued by a Series 2004-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty.

“Series 2004-1 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2004-1 Letter of Credit, as specified therein (which amount shall include any reinstatement of the available amount only to the extent actually given effect by such Series 2004-1 Letter of Credit Provider), and (ii) if the Series 2004-1 Cash Collateral Account has been established and funded pursuant to Section 3.8, the Series 2004-1 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2004-1 Demand Notes on such date.

“Series 2004-1 Letter of Credit Expiration Date” means, with respect to any Series 2004-1 Letter of Credit, the expiration date set forth in such Series 2004-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2004-1 Letter of Credit.

“Series 2004-1 Letter of Credit Liquidity Amount” means, as of any date of determination (subject to Section 10.14(b)), the sum of (a) the aggregate amount available to be drawn on such date under each Series 2004-1 Letter of Credit, as specified therein, and (b) if the

Series 2004-1 Cash Collateral Account has been established and funded pursuant to Section 3.8 of this Supplement, the Series 2004-1 Available Cash Collateral Account Amount on such date.

“Series 2004-1 Letter of Credit Provider” means the issuer of a Series 2004-1 Letter of Credit.

“Series 2004-1 Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2004-1 Notes are fully paid and (b) the Series 2004-1 Termination Date.

“Series 2004-1 Limited Liquidation Event of Default” means, so long as such event or condition contin-ues, any event or condition of the type specified in clauses (a) through (j) of Article IV; provided, however, that any event or condition of the type specified in clauses (a) through (j) of Article IV shall not constitute a Series 2004-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured or (ii) the Trustee shall have received the written consent of each of the Series 2004-1 Noteholders waiv-ing the occurrence of such Series 2004-1 Limited Liquidation Event of Default.

“Series 2004-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 15% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Maximum Amount” means any of the Series 2004-1 Maximum Manufacturer Amounts, the Series 2004-1 Maximum Non-Eligible Manufacturer Amount, the Series 2004-1 Maximum Non-Program Vehicle Amount or the Series 2004-1 Maximum Specified States Amount.

“Series 2004-1 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Maximum Manufacturer Amount” means, as of any day, any of the Series 2004-1 Maximum Mitsubishi Amount, the Series 2004-1 Maximum Nissan Amount, the Series 2004-1 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount or the Series 2004-1 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.

“Series 2004-1 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Maximum Nissan Amount” means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Maximum Non-Eligible Manufactur-er Amount” means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Maximum Specified States Amount” means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2004-1 Monthly Interest” means the sum of the Class A-1 Monthly Interest and the Class A-2 Monthly Interest.

“Series 2004-1 Monthly Lease Principal Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2004-1 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) have been allocated to the Series 2004-1 Collection Account (without giving effect to any amounts paid into the Series 2004-1 Accrued Interest Account pursuant to the proviso in Sections 3.2(c)(ii) and/or 3.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2004-1 Non-Program Vehicle Percentage” means, as of any date of deter-min-ation, the higher of (a) a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Non-Program Vehicles leased under the Finance Lease on such date and (ii) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease on such date and the denominator of which is the sum of (x) the aggregate Net Book Value of all Vehicles leased under the Finance Lease and (y) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the Leases on such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases on such date.

“Series 2004-1 Note” means either or both, as the context may require, of the Class A-1 Notes and the Class A-2 Notes.

“Series 2004-1 Noteholder” means a Person in whose name a Series 2004-1 Note is registered in the Note Register.

“Series 2004-1 Past Due Rent Payment” is defined in Section 3.2(g).

“Series 2004-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2004-1 Invested Amount as of such date and the denominator of which is the sum of the Invested Amount of each Series of Notes outstanding as of such date.

“Series 2004-1 Principal Allocation” is defined in Section 3.2(a)(ii).

“Series 2004-1 Program Vehicle Percentage” means, as of any date of determina-tion, 100% minus the Series 2004-1 Non-Program Vehicle Percentage as of such date.

“Series 2004-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2004-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 2004-1 Notes are fully paid and the Series 2004-1 Interest Rate Hedges have been terminated and there are no amounts due and owing thereunder and (ii) the termination of the Indenture.

“Series 2004-1 Reimbursement Agreement” means any and each agreement provid-ing for the reimbursement of a Series 2004-1 Letter of Credit Provider for draws under its Series 2004-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2004-1 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the excess, if any, of (x) the Series 2004-1 Invested Amount as of such date over (y) the Series 2004-1 AESOP I Finance Lease Loan Agreement Borrowing Base as of such date.

“Series 2004-1 Required Enhancement Amount” means, as of any date of deter-mi-nation, the sum of:

(i) the product of the Series 2004-1 Required Enhancement Percentage as of such date and the Series 2004-1 Invested Amount as of such date;

(ii) the greater of (x) the Series 2004-1 Percent-age of the excess, if any, of the Non-Program Vehicle Amount as of the immediately preceding Business Day over the Series 2004-1 Maximum Non-Program Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 25% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iii) the greater of (x) the Series 2004-1 Percent-age of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iv) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggre-gate Net Book Value of all Vehicles manufac-tured by Kia, Isuzu, Subaru, Hyundai or Suzuki, indi-vidu-ally, and leased under the Leases as of the immediately preceding Busi-ness Day over the Series 2004-1 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufac-tured by Kia, Isuzu, Subaru, Hyundai or Suzuki, indi-vidu-ally, and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufac-tured by Kia, Isuzu, Subaru, Hyundai or Suzuki, indi-vidu-ally, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(v) the greater of (x) the Series 2004-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Aggre-gate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 15% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net

Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vi) the greater of the Series 2004-1 Percentage of the excess, if any, of the Specified States Amount as of the immediately preceding Business Day over the Series 2004-1 Maximum Specified States Amount as of the immediately preceding Business Day;

(vii) the greater of (x) the Series 2004-1 Per-cent-age of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2004-1 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 3% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and

(viii) at any time that the long-term senior unsecured debt rating of Nissan is “BBB-” or above from Standard & Poor’s and “Baa3” or above from Moody’s, 0 and in all other cases the greater of (x) the Series 2004-1 Percent-age of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the Leases as of the immediately preceding Business Day over the Series 2004-1 Maximum Nissan Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2004-1 Finance Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day.

“Series 2004-1 Required Enhancement Percentage” means, as of any date of deter-mination, the sum of (i) the product of (A) 14.0% and (B) the Series 2004-1 Program

Vehicle Percentage as of the immediately preceding Business Day and (ii) the product of (A) the Series 2004-1 Required Non-Program Enhancement Percentage as of such date and (B) the Series 2004-1 Non-Program Vehicle Percentage as of the immediately preceding Business Day.

“Series 2004-1 Required Non-Program Enhancement Percentage” means, as of any date of determination, the greater of (a) 19.5% and (b) the sum of (i) 19.5% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2004-1 Required Reserve Account Amount” means, with respect to any Distribution Date, an amount equal to the excess, if any, of the Series 2004-1 Required Enhancement Amount over the Series 2004-1 Enhancement Amount (excluding therefrom the Series 2004-1 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2004-1 Notes) on such Distribution Date.

“Series 2004-1 Reserve Account” is defined in Section 3.7(a).

“Series 2004-1 Reserve Account Collateral” is defined in Section 3.7(d).

“Series 2004-1 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2004-1 Available Reserve Account Amount over the Series 2004-1 Required Reserve Account Amount on such Distribution Date.

“Series 2004-1 Revolving Period” means the period from and including, the Effective Date to the earlier of (i) the commencement of the Series 2004-1 Controlled Amortization Period and (ii) the commencement of the Series 2004-1 Rapid Amortization Period.

“Series 2004-1 Shortfall” is defined in Section 3.3(f).

“Series 2004-1 Termination Date” means the Distribution Date falling in the sixth calendar month after an Amortization Event occurs and is continuing; provided that if an Amortization Event occurs after the 15th day of a month, then such Amortization Event shall be deemed, for purposes of this definition, to have occurred on the first day of the following month.

“Series 2004-1 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 3.5(c), (d) or (e) on the Series 2004-1 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2004-1 Letters of Credit.

“Series 2004-2 Notes” means the Series of Notes designated as the Series 2004-2 Notes.

“Series 2004-3 Notes” means the Series of Notes designated as the Series 2004-3 Notes.

“Series 2004-4 Notes” means the Series of Notes designated as the Series 2004-4 Notes.

“Series 2004-5 Notes” means the Series of Notes designated as the Series 2004-5 Notes.

“Series 2005-1 Notes” means the Series of Notes designated as the Series 2005-1 Notes.

“Special Enhancement Draw Date” means the first Distribution Date upon which a Lease Event of Default or an Amortization Event under Article IV (d) or (e) has occurred or is continuing and each Distribution Date thereafter.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numer-ator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal (rounded up to the nearest 1/100th of 1%) estab-lished by the Board with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percent-ages shall include those imposed pursuant to Regulation D. Eurodollar Tranches shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements with-out benefit of or credit for proration, exemptions or offsets that may be available from time to time under such Regulation D or comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the reserve percentage.

“Supplement” is defined in the recitals hereto.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Termination Date Disbursement” means an amount drawn under a Series 2004-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Series 2004-1 Letter of Credit pursuant to a Certificate of Termination Demand.

“Transfer Supplement” is defined in Section 10.1(b).

“Transferee” is defined in Section 10.1(d).

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Series 2004-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“Voting Stock” means, with respect to any Person, the common stock or membership interests of such Person and any other security of, or ownership interest in, such

Person having ordinary voting power to elect a majority of the board of directors or a majority of the managers (or other Persons serving similar functions) of such Person.

“Waiver Event” means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2004-1 Maximum Amount.

“Waiver Request” is defined in Article V.

ARTICLE II
PURCHASE AND SALE OF SERIES 2004-1 NOTES; DELIVERY OF SERIES 2004-1
NOTES, CLASS A-1 INCREASES AND OPTIONAL CLASS A-1 DECREASES OF
CLASS A-1 INVESTED AMOUNT

Section 2.1.   Purchases of Series 2004-1 Notes. (a)  Surrender of the Original Series 2004-1 Notes. Each of the Original Series 2004-1 Purchasers has surrendered its Original Series 2004-1 Note in consideration of either the payment in full of the amount outstanding thereunder or the issuance or a Class A-1 Note or a Class A-2 Note, as applicable, on or prior to the date hereof.

(b)  Initial Purchases of Class A-1 Notes and Class A-2 Notes. Subject to the terms and conditions of this Supplement (i) each Class A-1 Purchaser shall advance funds under its Class A-1 Note in an amount equal to its Class A-1 Commitment Percentage of the Class A-1 Initial Invested Amount on any Business Day during the period from the Effective Date to and including the Class A-1 Increase Expiry Date and (ii) thereafter, each Class A-1 Purchaser shall maintain its Class A-1 Note in accordance with the provisions of this Supplement. On the Effective Date, subject to the terms and conditions of this Supplement, each Class A-2 Purchaser shall purchase a Class A-2 Note in an amount set forth on Schedule 1 next to its name.

(c)  Payments for Series 2004-1 Notes. Payments by each Purchaser for a Series 2004-1 Note shall be made in immediately available funds on the Effective Date and, in the case of each Class A-1 Purchaser, on each Class A-1 Increase Date to the Trustee for deposit into the Series 2004-1 Collection Account. The obligation of each Class A-1 Purchaser and each Class A-2 Purchaser to make advances on its Class A-1 Note or to purchase a Class A-2 Note is several and no Class A-1 Purchaser or Class A-2 Purchaser shall be responsible for the failure of any other Class A-1 Purchaser or Class A-2 Purchaser, as the case may be, to make its advance or purchase. On the Effective Date, for any Purchaser who is also an Original Purchaser, the aggregate amount payable by such Purchaser for any Class A-1 Note and/or Class A-2 shall be reduced by aggregate outstanding principal amount of its Series 2004-1 Note immediately prior to the Effective Date.

(d)  Class A-1 Maximum Purchaser Invested Amounts. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Class A-1 Purchaser Invested Amount with respect to any Class A-1 Purchaser exceed the Class A-1 Maximum Purchaser Invested Amount with respect to such Class A-1 Purchaser at such time.

(e)  Form of Series 2004-1 Notes. The Class A-1 Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1 hereto. The Class A-2 Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-2 hereto.

Section 2.2.   Delivery. (a)  On the Effective Date, CRCF shall sign and shall direct the Trustee in writing to duly authenticate, and the Trustee, upon receiving such direction, shall so (x) authenticate (i) a Class A-1 Note in the name of each Class A-1 Purchaser in an amount equal to the Class A-1 Maximum Purchaser Invested Amount with respect to such Class A-1 Purchaser and (ii) a Class A-2 Note in the name of each Class A-2 Purchaser in the amount set forth on Schedule 1 next to such Class A-2 Purchaser’s name and (y) deliver such Class A-1 Note to the Administrative Agent on behalf of such Class A-1 Purchaser and such Class A-2 Note to the Administrative Agent on behalf of such Class A-2 Purchaser.

(b)  The Administrative Agent shall maintain a record of the actual Purchaser Invested Amount outstanding with respect to each Purchaser and the actual Class A-1 Invested Amount and Class A-2 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Class A-1 Purchaser Invested Amounts, the outstanding Class A-1 Invested Amount, the outstanding Class A-2 Purchaser Invested Amounts and the outstanding Class A-2 Invested Amount from time to time. Upon a written request from the Trustee, the Administrative Agent shall provide in writing the identity of the Class A-1 Purchaser and the Class A-1 Commitment Percentage and/or Class A-1 Pro Rata Share with respect to such Class A-1 Purchaser to the Trustee. Upon a written request from the Trustee the Administrative Agent shall provide in writing the identity of the Class A-2 Purchasers and the Class A-2 Pro Rata Share with respect to such Class A-2 Purchaser to the Trustee.

Section 2.3.   Procedure for Initial Issuance and for Increasing the Class A-1 Invested Amount. (a)  Subject to Section 2.3(b), (i) on the Effective Date, each Class A-1 Purchaser shall purchase a Class A-1 Note in accordance with Section 2.1 and (ii) on any Business Day during the period from the Effective Date to (but excluding) the Class A-1 Increase Expiry Date such Class A-1 Purchaser hereby agrees that the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser may be increased by an amount equal to its Class A-1 Commitment Percentage of the Class A-1 Increase Amount (an “Class A-1 Increase”), upon the request of CRCF (each date on which an increase in the Class A-1 Invested Amount occurs hereunder being herein referred to as the “Class A-1 Increase Date” applicable to such Class A-1 Increase); provided, however, that CRCF shall have given the Administrative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of Exhibit B hereto, of such request no later than 1:00 p.m. (New York City time) on the third Business Day prior to the Effective Date or such Class A-1 Increase Date, as the case may be. Such notice shall (x) notify the Administrative Agent of the Effective Date or the Class A-1 Increase Date, as the case may be, and (y) state the initial invested amount (the “Class A-1 Initial Invested Amount”) or the proposed amount of the increase in the Class A-1 Invested Amount (an “Class A-1 Increase Amount”), as the case may be. The obligations of each Class A-1 Purchaser to fund a Class A-1 Increase Amount is several and no Class A-1 Purchaser shall be responsible for the failure of another Class A-1 Purchaser to fund its Class A-1 Increase.

(b)  No Purchaser shall be required to make the initial purchase of a Series 2004-1 Note on the Effective Date or, in the case of a Class A-1 Purchaser, to increase its Class A-1 Purchaser Invested Amount on any Class A-1 Increase Date hereunder unless:

(i)  (1) in the case of a Class A-1 Purchaser, such Class A-1 Purchaser’s Class A-1 Commitment Percentage of the Class A-1 Initial Invested Amount or such Class A-1 Increase Amount is equal to (A) $5,000,000 or an integral multiple of $100,000 in excess thereof (except as set forth in clause (iv)) or (B) if less, the excess of the Class A-1 Maximum Purchaser Invested Amount with respect to such Class A-1 Purchaser over the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser and (2) in the case of a Class A-2 Purchaser, the initial purchase shall be equal to the such Class A-2 Purchaser’s Class A-2 Purchaser Invested Amount as of the Effective Date;

(ii)  in the case of a Class A-1 Purchaser, after giving effect to the Class A-1 Initial Invested Amount or such Class A-1 Increase Amount, the Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser would not exceed the Class A-1 Maximum Purchaser Invested Amount with respect to such Class A-1 Purchaser;

(iii)  after giving effect thereto, no AESOP I Operating Lease Vehicle Deficiency would occur and be continuing;

(iv)  no Amortization Event or Potential Amortization Event would occur and be continuing prior to or after giving effect thereto;

(v)  all of the representations and warranties made by each of CRCF, the Lessees, the Lessors and the Administrator in the Base Indenture, this Supplement and the Related Documents to which each is a party are true and correct in all material respects on and as of the Effective Date or such Class A-1 Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date in which case such representations and warranties shall be true and correct in all material respects as of such other date); and

(vi)  the Class A-1 Increase Date shall occur prior to the Class A-1 Increase Expiry Date;

(vii)  all conditions precedent to the making of any Loan under the applicable Loan Agreements would be satisfied.

CRCF’s acceptance of funds in connection with (x) the initial purchase of Series 2004-1 Notes on the Effective Date and (y) each Class A-1 Increase occurring on any Class A-1 Increase Date shall constitute a representation and warranty by CRCF to the Purchasers as of the Effective Date or, in the case of the Class A-1 Purchasers, such Class A-1 Increase Date (except to the extent such representations and war-ran-ties are expressly made as of another date), as the case may be, that all of the conditions con-tained in this Section 2.3(b) have been satisfied.

(c)  Upon receipt of any notice required by Section 2.3(a) from CRCF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to each Class A-1 Purchaser, no later than 5:00 p.m. (New York City time) on the day received. After receipt by any Class A-1 Purchaser of such notice from the Administrative Agent, such Class A-1 Purchaser shall, so long as the condi-tions set forth in Sections 2.3(a) and (b) are satisfied, pay in immediately available funds its Class A-1 Commitment Percentage (or any portion thereof) of the amount of such Class A-1 Increase on the related Class A-1 Increase Date to the Trustee for deposit into the Series 2004-1 Collection Account.

(d)  Unless the Administrative Agent shall have received notice from a Class A-1 Purchaser prior to the proposed date of any Class A-1 Increase that such Class A-1 Purchaser will not make available to the Administrative Agent such Class A-1 Purchaser’s Class A-1 Commitment Percentage of such Class A-1 Increase, the Administrative Agent may assume that such Class A-1 Purchaser has made its Class A-1 Commitment Percentage of such Class A-1 Increase available on such date in accordance with Section 2.3(a) and may, in reliance upon such assumption, make available to CRCF a corresponding amount. In such event, if a Class A-1 Purchaser has not in fact made its Class A-1 Commitment Percentage of such Class A-1 Increase available to the Administrative Agent, then the applicable Class A-1 Purchaser and CRCF severally agree to pay the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from an including the date such amount is made available to CRCF to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Class A-1 Purchaser, the greater for the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by CRCF, the interest rate applicable to the Alternate Base Rate Tranche. If CRCF and such Class A-1 Purchaser shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to CRCF the amount of such interest paid by CRCF for such period. If such Class A-1 Purchaser pays its share of the applicable Class A-1 Increase, then the amount so paid shall constitute such Class A-1 Purchaser’s Class A-1 Commitment Percentage included in such Class A-1 Increase. A notice of the Administrative Agent to any Class A-1 Purchaser or CRCF with respect to any amount owing under this Section 2.3(d) shall be conclusive, absent manifest error.

(e) On the Effective Date, each Class A-2 Purchaser shall, so long as the condi-tions to the occurrence of the Effective Date have been satisfied, pay in immediately available funds an amount equal to the amount specified on Schedule 1 next to such Class A-2 Purchaser’s name to the Trustee for deposit into the Series 2004-1 Collection Account.

Section 2.4.   Procedure for Decreasing the Series 2004-1 Invested Amount. (a) Class A-1 Invested Amount. On any Distribution Date prior to the occurrence of an Amortization Event, upon the written request of CRCF or the Administrator on behalf of CRCF, the Class A-1 Invested Amount may be reduced (a “Class A-1 Decrease”) by the Trustee’s withdrawing from the Series 2004-1 Excess Collection Account, depositing into the Series 2004-1 Distribution Account and dis-trib-uting to the Administrative Agent funds on deposit in the Series 2004-1 Excess Collection Account on such day in accordance with Section 3.5(b) in an amount not to exceed the amount of such funds on deposit on such day; provided that CRCF shall have given the Adminis-trative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Class A-1 Decrease prior to 9:30 a.m. (New York City time) on the third Business Day prior to such Class A-1 Decrease; provided, that any such Class A-1 Decrease shall be in an amount equal to $5,000,000 and integral multiples of $100,000 in excess thereof. Upon each Class A-1 Decrease, the Administrative Agent shall indicate in its records such Class A-1 Decrease and the Class A-1 Purchaser Invested Amount outstanding with respect to each Class A-1 Purchaser after giving effect to such Class A-1 Decrease.

(b)  Class A-2 Invested Amount.On any Distribution Date prior to the occurrence of an Amortization Event, upon the written request of CRCF or the Administrator on behalf of CRCF, the Class A-2 Invested Amount may be reduced (a “Class A-2 Decrease”) by the Trustee’s withdrawing from the Series 2004-1 Excess Collection Account, depositing into the Series 2004-1 Distribution Account and dis-trib-uting to the Administrative Agent funds on deposit in the Series 2004-1 Excess Collection Account on such day in accordance with Section 3.5(b) in an amount not to exceed the amount of such funds on deposit on such day; provided that CRCF shall have given the Adminis-trative Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Class A-2 Decrease prior to 9:30 a.m. (New York City time) on the third Business Day prior to such Class A-2 Decrease; provided, that any such Class A-2 Decrease shall be in an amount equal to $10,000,000 and integral multiples of $500,000 in excess thereof. Upon each Class A-2 Decrease, the Administrative Agent shall indicate in its records such Class A-2 Decrease and the Class A-2 Purchaser Invested Amount outstanding with respect to each Class A-2 Purchaser after giving effect to such Class A-2 Decrease. Once reduced, the Class A-2 Purchaser Invested Amounts may not be subsequently increased.

Section 2.5.   Reductions of the Class A-1 Maximum Invested Amount. (a)   On any Business Day prior to the Class A-1 Increase Expiry Date, CRCF may, upon two (2) Business Days’ prior written notice to the Administrative Agent (effec-tive upon receipt) (with copies to the Administrator and the Trustee) reduce the Class A-1 Maximum Invested Amount in an amount equal to $5,000,000 or a whole multi-ple of $1,000,000 in excess thereof; provided that no such termination or reduction shall be per-mitted if, after giving effect thereto and to any reduction in the Class A-1 Invested Amount on such date, (x) the Class A-1 Purchaser Invested Amount with respect to any Class A-1 Purchaser would exceed the Class A-1 Maximum Purchaser Invested Amount with respect to such Class A-1 Purchaser then in effect or (y) the Class A-1 Invested Amount would exceed the Class A-1 Maximum Invested Amount. Any reduc-tion in the Class A-1 Maximum Invested Amount shall be made on a pro rata basis to the Class A-1 Maximum Purchaser Invested Amounts with respect to the Class A-1 Purchasers, based on the Class A-1 Maximum Purchaser Invested Amount with respect to each Class A-1 Purchaser. Once reduced, the Class A-1 Maximum Purchaser Invested Amounts may not be subsequently reinstated without each such Class A-1 Purchaser’s prior written consent, which consent shall be granted or not in the sole discretion of such Class A-1 Purchaser.

Section 2.6.   Interest; Fees. (a) Interest shall be payable on the Series 2004-1 Notes on each Distribution Date pursuant to Section 3.3. Unless otherwise provided for herein or otherwise specified in writing by CRCF, any Class A-1 Increase Amount shall be allocated to an Alternate Base Rate Tranche and shall be reallocated to a Class A-1 Eurodollar Tranche on the first Distribution Date following the applicable Class A-1 Increase Date. Unless otherwise provided for herein or otherwise specified in writing by CRCF, the proceeds of the Class A-2 Notes shall be allocated to a Class A-2 Eurodollar Tranche.

(b)  On not less than three Business Days notice, the Administrator may, on CRCF’s behalf, convert any Eurodollar Tranche into any Alternate Base Rate Tranche on the last day of the Eurodollar Period for such Eurodollar Tranche. On not less than three Business Days notice, the Administrator may, on CRCF’s behalf, convert on any Business Day any Alternative Base Rate Tranche to a Eurodollar Tranche.

(c)  CRCF shall pay with funds available pursuant to Section 3.3(a) to the Administra-tive Agent, for the account of each Class A-1 Purchaser, on each Distribution Date, a commitment fee with respect to the Series 2004-1 Interest Period ending on the day preceding such Distribution Date (the “Commitment Fee”) during the period from the Effective Date to and including the Class A-1 Increase Expiry Date at the Commitment Fee Rate of the average daily Class A-1 Maximum Purchaser Invested Amount with respect to such Class A-1 Purchaser during such Series 2004-1 Interest Period less the sum of the aver-age daily Class A-1 Purchaser Invested Amount with respect to such Class A-1 Purchaser. The Commitment Fees shall be payable monthly in arrears on each Distribution Date.

(d)  Calculations of per annum rates under this Supplement shall be made on the basis of a 360- (or 365-/366- in the case of interest on an Alternate Base Rate Tranche) day year. Calculations of Commitment Fees shall be made on the basis of a 360-day year. Each determination of the Adjusted LIBO Rate by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

(e) In no event shall the interest charged with respect to a Series 2004-1 Note exceed the maximum amount permitted by Applicable Law. If at any time the interest rate charged with respect to the Series 2004-1 Notes exceeds the maximum rate permitted by Applicable Law, the rate of interest to accrue pursuant to this Supplement and such Series 2004-1 Note shall be limited to the maximum rate permitted by Applicable Law, but any subsequent reductions in LIBO Rate shall not reduce the interest to accrue on such Series 2004-1 Note below the maximum amount permitted by Applicable Law until the total amount of interest accrued on such Series 2004-1 Note equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate had at all times been in effect. If the total amount of interest paid or accrued on the Series 2004-1 Note under the foregoing provisions is less than the total amount of interest that would have accrued if the interest rate had at all times been in effect, CRCF agrees to pay to the Series 2004-1 Noteholders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by Applicable Law had at all times been in effect, or (ii) the amount of interest that would have accrued if the Adjusted LIBO Rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Supplement.

Section 2.7.   Indemnification by CRCF. CRCF agrees to indemnify and hold harmless the Trustee, the Administrative Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a “Company indemnified person”) from and against any loss, liabil-ity, expense, damage or injury suffered or sustained by (a “Claim”) such Company indem-nified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of CRCF pursuant to the Indenture or the other Related Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by CRCF (or any of its officers) in the Indenture or other Related Document or (iii) a failure by CRCF to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obliga-tions required to be performed or observed by it in accordance with the provisions of the Indenture or the other Related Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reason-able costs or expenses incurred in connec-tion with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of such Company indemnified person or its officers, directors, agents, princi-pals, employees or employers or includes any Excluded Taxes; provided that any payments made by CRCF pursuant to this Section 2.7 shall be made solely from funds available pursuant to Section 3.3(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CRCF to the extent that such funds are insufficient to make such payment.

ARTICLE III
SERIES 2004-1 ALLOCATIONS

With respect to the Series 2004-1 Notes, the following shall apply:

Section 3.1.   Establishment of Series 2004-1 Collection Account, Series 2004-1 Excess Collection Account and Series 2004-1 Accrued Interest Account. (a)  All Collections allocable to the Series 2004-1 Notes shall be allocated to the Collection Account.

(b)  The Trustee will create three administra-tive subaccounts within the Collection Account for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty: the Series 2004-1 Collection Account (such sub-account, the “Series 2004-1 Collection Account”), the Series 2004-1 Excess Collection Account (such sub-account, the “Series 2004-1 Excess Collection Account”) and the Series 2004-1 Accrued Interest Account (such sub-account, the “Series 2004-1 Accrued Interest Account”). Each of the parties hereto acknowledges and agrees that the accounts established pursuant to this paragraph are for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, and no other Series of Noteholders shall have any interest in the accounts established pursuant to this paragraph or the Collections therein.

Section 3.2.   Allocations with Respect to the Series 2004-1 Notes. On each Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2004-1 Deposit Date”), the Adminis-trator will direct the Trustee in writing pursu-ant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:

(a)  Allocations of Collections During the Series 2004-1 Revolving Period. During the Series 2004-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agree-ment to allocate, prior to 11:00 a.m. (New York City time) on each Series 2004-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2004-1 Collection Account an amount equal to the sum of (A) the Series 2004-1 Invest-ed Percentage (as determined pursuant to clause (b) of such definition and measured as of such day) of the Interest Collections on such day and (B) any amounts received by the Trustee on such day in respect of the Series 2004-1 Interest Rate Hedges. All such amounts allocated to the Series 2004-1 Collection Account shall be further allocated to the Series 2004-1 Accrued Interest Account; and

(ii)  allocate to the Series 2004-1 Excess Collection Account the sum of (A) the Series 2004-1 Invested Percentage (as determined pursuant to clause (a) of such definition and measured as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2004-1 Principal Allocation”) and (B) the proceeds from the initial issuance of the Series 2004-1 Notes and from any Class A-1 Increase; provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article V of this Supplement.

(b)  Allocations of Collections During the Series 2004-1 Controlled Amortiza-tion Period. With respect to the Series 2004-1 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2004-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2004-1 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2004-1 Accrued Interest Account; and

(ii)  allocate to the Series 2004-1 Collection Account an amount equal to the Series 2004-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2004-1 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Series 2004-1 Controlled Distribution Amount, then the amount of such excess shall be allo-cated to the Series 2004-1 Excess Collection Account; and provided, further, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article V.

(c)  Allocations of Collections During the Series 2004-1 Rapid Amortization Period. With respect to the Series 2004-1 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to CCRG, any other Lessee or any Permitted Sublessee, the Adminis-trator will direct the Trustee in writing pursuant to the Administration Agree-ment to allocate, prior to 11:00 a.m. (New York City time) on any Series 2004-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)  allocate to the Series 2004-1 Collection Account an amount deter-mined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2004-1 Accrued Interest Account; and

(ii)  allocate to the Series 2004-1 Collection Account an amount equal to the Series 2004-1 Princi-pal Allocation for such day, which amount shall be used to make principal payments on each Distribution Date in respect of the Series 2004-1 Notes, ratably, without preference or priority of any kind, until the Series 2004-1 Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2004-1 Notes, any amounts received by the Trustee on such day in respect of the Series 2004-1 Interest Rate Hedges and other amounts available pursuant to Section 3.3 to pay Series 2004-1 Monthly Interest, any Fixed Rate Payments and the Commitment Fees on the next succeeding Distribution Date will be less than the sum of the Series 2004-1 Monthly Interest, any Fixed Rate Payments and the Commitment Fees for such Distribution Date and (B) the Series 2004-1 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2004-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2004-1 Enhancement Amount to the Series 2004-1 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(d) Allocations of Collections after the Occurrence of an Event of Bankruptcy. After the occur-rence of an Event of Bankruptcy with respect to CCRG, ARAC, BRAC, or any other Permitted Sublessee, the Administrator will direct the Trustee in writing pursuant to the Administra-tion Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2004-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i) allocate to the Series 2004-1 Collection Account an amount equal to the sum of (A) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement, (B) the Series 2004-1 Finance Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Finance Lease Loan Agreement and (C) any amounts received by the Trustee on such day in respect of the Series 2004-1 Interest Rate Hedges on such day. All such amounts allocated to the Series 2004-1 Collection Account shall be further allocated to the Series 2004-1 Accrued Interest Account; and

(ii) allocate to the Series 2004-1 Collection Account an amount equal to the sum of (A) the Series 2004-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement and (B) the Series 2004-1 Finance Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Finance Lease Loan Agreement, which amount shall be used to make principal payments on each Payment Date in respect of the Class A-1 Notes and the Class A-2 Notes, ratably, without preference or priority of any kind, until the Series 2004-1 Invested Amount has been paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2004-1 Notes, any amounts received by the Trustee on such day in respect of the Series 2004-1 Interest Rate Hedges and other amounts available pursuant to Section 3.3 to pay Series 2004-1 Monthly Interest, any Fixed Rate Payments and the Commitment Fees on the next succeeding Distribution Date will be less than the Series 2004-1 Monthly Interest, Fixed Rate Payments and Commitment Fees for the Series 2004-1 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2004-1 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2004-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2004-1 Enhancement Amount to the Series 2004-1 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

(e) Allocations From Other Series. Amounts allocated to other Series of Notes that have been reallocated by CRCF to the Series 2004-1 Notes (i) during the Series 2004-1 Revolving Period shall be allocated to the Series 2004-1 Excess Collection Account and applied in accordance with Section 3.2(f) and (ii) during the Series 2004-1 Controlled Amortization Period or the Series 2004-1 Rapid Amortization Period shall be allocated to the Series 2004-1 Collection Account and applied in accordance with Section 3.2(b), 3.2(c) or 3.2(d), as applicable, to make principal payments in respect of the Series 2004-1 Notes.

(f) Series 2004-1 Excess Collection Account. Amounts allocated to the Series 2004-1 Excess Collection Account on any Series 2004-1 Deposit Date will be (i) first, deposited in the Series 2004-1 Reserve Account in an amount up to the excess, if any, of the Series 2004-1 Required Reserve Account Amount for such date, after giving effect to any Class A-1 Increase, Class A-1 Decrease or Class A-2 Decrease on such date, over the Series 2004-1 Available Reserve Account Amount for such date, (ii) second, to the extent directed by CRCF used to pay the principal amount of other Series of Notes that are then required to be paid, (iii) third, to the extent directed in writing by the Administrator, used to make a voluntary Class A-1 Decrease in the Class A-1 Invested Amount or a voluntary Class A-2 Decrease in the Class A-2 Invested Amount, (iv) fourth, to the extent directed in writing by the Administrator used to make a voluntary decrease in the Invested Amount of any other Series of Notes that may be reduced in accordance with the Indenture, (v) fifth, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement’s Share with respect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (vi) sixth, paid to CRCF for any use permitted by the Related Documents including to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are avail-able for financing thereunder; provided, in the case of clauses (ii), (v) and (vi), that no AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 2004-1 Excess Collection Account will be with-drawn by the Trustee, deposited in the Series 2004-1 Collection Account and allocated as Principal Collections to reduce the Series 2004-1 Invested Amount on the immediately succeeding Distribution Date.

(g) Past Due Rent Payments. Notwithstanding the foregoing, if in the case of Section 3.2(a), if after the occurrence of a Series 2004-1 Lease Payment Deficit, the Lessees shall make pay-ments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2004-1 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2004-1 Collection Account an amount equal to the Series 2004-1 Invested Percentage as of the date of the occurrence of such Series 2004-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2004-1 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2004-1 Collection Account and apply the Series 2004-1 Past Due Rent Payment in the following order:

(i) if the occurrence of such Series 2004-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2004-1 Reserve Account pursuant to Section 3.3(d), deposit in the Series 2004-1 Reserve Account an amount equal to the lesser of (x) the Series 2004-1 Past Due Rent Payment and (y) the excess, if any, of the Series 2004-1 Required Reserve Account Amount over the Series 2004-1 Available Reserve Account Amount on such day;

(ii) if the occurrence of the related Series 2004-1 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2004-1 Letters of Credit, pay to each Series 2004-1 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accor-dance with the provisions of the applicable Series 2004-1 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2004-1 Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Series 2004-1 Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each Series 2004-1 Letter of Credit Provider’s Lease Deficit Disbursement, of the amount of the Series 2004-1 Past Due Rent Payment remaining after Payment pursuant to clause (i) above;

(iii) if the occurrence of such Series 2004-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2004-1 Cash Collateral Account, deposit in the Series 2004-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2004-1 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2004-1 Cash Collateral Account on account of such Series 2004-1 Lease Payment Deficit;

(iv) allocate to the Series 2004-1 Accrued Interest Account the amount, if any, by which the Series 2004-1 Lease Interest Payment Deficit, if any, relating to such Series 2004-1 Lease Payment Deficit exceeds the amount of the Series 2004-1 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

(v) treat the remaining amount of the Series 2004-1 Past Due Rent Payment as Principal Collections allocated to the Series 2004-1 Notes in accordance with Section 3.2(a)(ii) or 3.2(b)(ii), as the case may be.

Section 3.3.   Payments to Noteholders and Each Series 2004-1 Interest Rate Hedge Counterparty. On the second London Banking Day prior to the start of each Eurodollar Period, the Administrative Agent shall determine the Adjusted LIBO Rate for the Eurodollar Period and shall provide written notice of the Adjusted LIBO Rate to the Trustee and the Administrator. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administra-tion Agreement to with-draw, and on the following Distribution Date the Paying Agent, acting in accor-dance with such instruc-tions, shall withdraw the amounts required to be withdrawn from the Collection Account pursu-ant to Sections 3.3(a) below in respect of all funds available from Interest Collections and Series 2004-1 Interest Rate Hedge Proceeds processed since the preceding Distribution Date and allocated to the holders of the Series 2004-1 Notes.

(a) Note Interest with respect to the Series 2004-1 Notes. On each Determina-tion Date, the Adminis-trator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2004-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allo-cable to the Series 2004-1 Notes and the Series 2004-1 Interest Rate Hedge Proceeds pro-cessed from, but not including, the preceding Distribu-tion Date through the succeeding Dis-tribution Date in respect of (w) first, an amount equal to the Series 2004-1 Monthly Interest for the Series 2004-1 Interest Period ending on the day preceding such related Distribution Date, (x) second, an amount equal to the Commitment Fees for each Class A-1 Purchaser for the Series 2004-1 Interest Period ending on the day preceding the related Distribution Date, (y) third, an amount equal to all Fixed Rate Payments for the next succeeding Distribution Date, and (z) fourth, an amount equal to the amount of any unpaid Series 2004-1 Shortfall as of the preceding Distribu-tion Date (together with any accrued interest on such Series 2004-1 Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Sec-tion 3.3(a) from the Series 2004-1 Accrued Interest Account and deposit such amounts in the Series 2004-1 Distribution Account.

(b) Withdrawals from Series 2004-1 Reserve Account. If the Administrator determines on any Distribution Date that the amounts available from the Series 2004-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (w), (x), (y) and (z) of Section 3.3(a) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2004-1 Reserve Account and deposit in the Series 2004-1 Distribution Account on such

Distribution Date an amount equal to the lesser of the Series 2004-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2004-1 Reserve Account and deposit such amount in the Series 2004-1 Distribution Account.

(c) Lease Payment Deficit Notice. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2004-1 Lease Payment Deficit, such notification to be in the form of Exhibit F to this Supplement (each a “Lease Payment Deficit Notice”).

(d) Draws on Series 2004-1 Letters of Credit For Series 2004-1 Lease Interest Payment Deficits. If the Administrator determines on any Distribution Date that there exists a Series 2004-1 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2004-1 Letters of Credit, if any, and, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount (identified by the Administrator) equal to the least of (i) such Series 2004-1 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of the amounts described in clauses (w), (x), (y) and (z) of Section 3.3(a) above on such Distribution Date over the amounts available from the Series 2004-1 Accrued Interest Account, on such Distribution Date plus the amount withdrawn from the Series 2004-1 Reserve Account pursuant to Section 3.3(b) and (iii) the Series 2004-1 Letter of Credit Liquidity Amount on the Series 2004-1 Letters of Credit, by presenting to each Series 2004-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2004-1 Distribution Account on such Distribution Date for distribution in accordance with Section 3.4; provided, however, that if the Series 2004-1 Cash Collateral Account has been estab-lished and funded, the Trustee shall withdraw from the Series 2004-1 Cash Collateral Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of (x) the Series 2004-1 Cash Collateral Percentage on such Distribution Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2004-1 Available Cash Collateral Account Amount on such Distribu-tion Date and draw an amount equal to the remainder of such amount on the Series 2004-1 Letters of Credit.

(e) Balance. On or prior to the second Busi-ness Day preceding each Distribution Date, the Adminis-trator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Sec-tion 3.3(a)), if any, of the amounts available from the Series 2004-1 Accrued Interest Account as follows:

(i) on each Distribution Date during the Series 2004-1 Revolving Period or the Series 2004-1 Controlled Amortization Period, (1) first, to each Series 2004-1 Interest Rate Hedge Counterparty, an amount equal to the Fixed Rate Payment for such Distribution Date due and owing to such Series 2004-1 Interest Rate Hedge Counterparty, (2) second, to the Administrator, an amount equal to the Series 2004-1 Percentage as of the beginning of such Series 2004-1 Interest Period of the por-tion of the Monthly Administration Fee pay-able by CRCF (as specified in clause (iii) of the definition thereof) for such Series 2004-1

Interest Period, (3) third, to the Trustee, an amount equal to the Series 2004-1 Percentage as of the beginning of such Series 2004-1 Interest Period of the Trustee’s fees for such Series 2004-1 Interest Period, (4) fourth, to the Series 2004-1 Distribution Account to pay any Article VII Costs, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2004-1 Percentage as of the beginning of such Series 2004-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2004-1 Interest Period, (6) sixth, to each Series 2004-1 Interest Rate Hedge Counterparty, any amounts due and owing under the applicable Series 2004-1 Interest Rate Hedge (other than any Fixed Rate Payment) and (7) seventh, the balance, if any (“Excess Collections”), shall be withdrawn by the Paying Agent from the Series 2004-1 Collection Account and deposited in the Series 2004-1 Excess Collection Account; and

(ii) on each Distribution Date during the Series 2004-1 Rapid Amorti-zation Period, (1) first, to each Series 2004-1 Interest Rate Hedge Counterparty, an amount equal to the Fixed Rate Payment for such Distribution Date due and owing to such Series 2004-1 Interest Rate Hedge Counterparty, (2) second, to the Trustee, an amount equal to the Series 2004-1 Percentage as of the beginning of such Series 2004-1 Interest Period of the Trustee’s fees for such Series 2004-1 Interest Peri-od, (3) third, to the Adminis-tra-tor, an amount equal to the Series 2004-1 Percentage as of the beginning of such Series 2004-1 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by CRCF for such Series 2004-1 Interest Period, (4) fourth, to the Series 2004-1 Distribution Account to pay any Article VII Costs, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2004-1 Percentage as of the beginning of such Series 2004-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2004-1 Interest Period, (6) sixth, so long as the Series 2004-1 Invested Amount is greater than the Monthly Total Principal Allocations for the Related Month, an amount equal to the excess of the Series 2004-1 Invested Amount over the Monthly Total Principal Allocations for the Related Month shall be treated as Principal Collections and (7) seventh, to each Series 2004-1 Interest Rate Hedge Counterparty, any amounts due and owing under the applicable Series 2004-1 Interest Rate Hedge (other than any Fixed Rate Payment).

(f) Shortfalls. If the amounts described in Section 3.3 are insuffi-cient to pay the Series 2004-1 Monthly Interest and the Commitment Fees of the Class A-1 Purchasers on any Dis-tribution Date, payments of interest to the Series 2004-1 Noteholders and payments of Commitment Fees to the Class A-1 Purchasers will be reduced on a pro rata basis by the amount of such defici-ency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 2004-1 Shortfall.” Interest shall accrue on the Series 2004-1 Shortfall at the Alternate Base Rate plus 2% per annum.

Section 3.4.   Payment of Note Interest and Commitment Fees. On each Distribution Date, subject to Sec-tion 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Adminis-trative Agent for the accounts of the Purchasers from the Series 2004-1 Distribution Account the amounts deposited in the Series 2004-1 Distribution Account pursuant to Section 3.3. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Series 2004-1 Monthly Interest, the Administrative Agent shall pay to each Purchaser its Class A-1 Pro Rata Share or Class A-2 Pro Rata Share, as the case may be, of the Series 2004-1 Monthly Interest with respect to the Series 2004-1 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Series 2004-1 Shortfalls relating to unpaid Series 2004-1 Monthly Interest payable as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Commitment Fees, the Administrative Agent shall pay to each Class A-1 Purchaser an amount equal to the Commitment Fee payable to such Class A-1 Purchaser with respect to the Series 2004-1 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Series 2004-1 Shortfalls relating to unpaid Commitment Fees payable to such Class A-1 Purchaser as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Commitment Fees is less than the Commitment Fees payable on such Distribution Date, the Administrative Agent shall pay the amount available to the Class A-1 Purchasers, on a pro rata basis, based on the Commitment Fee payable to each Class A-1 Purchaser on such Distribution Date. Upon the receipt of funds from the Trustee or the Paying Agent on any Distribution Date on account of Article VII Costs, the Administrative Agent shall pay such amounts to the Purchaser owed such amounts. If the amounts paid to the Administrative Agent on any Distribution Date pursuant to Section 3.3(e) on account of Article VII Costs are less than the Article VII Costs due and payable on such Distribution Date, the Administrative Agent shall pay the amounts available to the Purchasers owed such amounts, on a pro rata basis, based on the Article VII Costs owing to such Purchasers. Due and unpaid Article VII Costs owing to a Purchaser shall accrue interest at the Alternate Base Rate plus 2%; provided that Article VII Costs shall not be considered due until the first Distribution Date following five days notice to CRCF and the Administrator of such Article VII Costs.

Section 3.5.   Payment of Note Principal

. (a)  Monthly Payments During Controlled Amortization Period or Rapid Amortization Period. Commencing on the second Determination Date during the Series 2004-1 Controlled Amortization Period, or the first Determina-tion Date after the commence-ment of the Series 2004-1 Rapid Amortization Period, the Administrator shall in-struct the Trustee and the Paying Agent in writing pursu-ant to the Administration Agreement and in accordance with this Section 3.5 as to (i) the amount allocated to the Series 2004-1 Notes during the Related Month pursuant to Section 3.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, (ii) any amounts to be drawn on the Series 2004-1 Demand Notes and/or on the Series 2004-1 Letters of Credit (or withdrawn from the Series 2004-1 Cash Collateral Account) and (iii) any amounts to be withdrawn from the Series 2004-1 Reserve Account and deposited into the Series 2004-1 Distribution Account.

(b)  Decreases. On any Business Day during the Series 2004-1 Revolving Period on which a Class A-1 Decrease is to be made pursuant to Section 2.4(a), the Trustee shall withdraw from the Series 2004-1 Excess Collection Account in accordance with the written instructions of the Admin-istrator an amount equal to the lesser of (i) the funds then allocated to the Series 2004-1 Excess Collection Account and (ii) the amount of such Class A-1 Decrease, and deposit such amount in the Series 2004-1 Distribution Account, to be paid to the Administrative Agent for distribution in accordance with Section 3.5(g). On any Business Day during the Series 2004-1 Revolving Period on which a Class A-2 Decrease is to be made pursuant to Section 2.4(b), the Trustee shall withdraw from the Series 2004-1 Excess Collection Account in accordance with the written instructions of the Admin-istrator an amount equal to the lesser of (i) the funds then allocated to the Series 2004-1 Excess Collection Account and (ii) the amount of such Class A-2 Decrease, and deposit such amount in the Series 2004-1 Distribution Account, to be paid to the Administrative Agent for distribution in accordance with Section 3.5(g)

(c)  Principal Deficit Amount. On each Distribution Date on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2004-1 Distribution Account as follows:

(i) Reserve Account Withdrawal. The Administrator shall instruct the Trustee in writing, prior to 12:00 noon (New York City time) on such Distribution Date, in the case of a Principal Deficit Amount resulting from a Series 2004-1 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, in the case of any other Principal Deficit Amount, to withdraw from the Series 2004-1 Reserve Account, an amount equal to the lesser of (x) the Series 2004-1 Available Reserve Account Amount and (y) such Principal Deficit Amount and deposit it in the Series 2004-1 Distribution Account on such Distribution Date.

(ii) Principal Draws on Series 2004-1 Letters of Credit. If the Administrator determines on any Distribution Date during the Series 2004-1 Amortization Period that there exists a Series 2004-1 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 2004-1 Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administra-tor in respect of a Series 2004-1 Lease Principal Payment Deficit on or prior to 11:00 a.m. (New York City time) on a Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount equal to the least of (i) such Series 2004-1 Lease Principal Payment Deficit, (ii) the amount by which the Principal Deficit Amount on such Distribution Date exceeds the amount to be deposited in the Series 2004-1 Distribution Account in accordance with clause (i) of this Section 3.5(c) and (iii) the Series 2004-1 Letter of Credit Liquidity Amount (such amount to be determined after giving effect to any draw made on such Distribution Date pursuant to Section 3.3(d)) on the Series 2004-1 Letters of Credit, by presenting to each Series 2004-1 Letter of Credit Provider a draft accom-panied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2004-1 Distribution Account on such Distribution Date; provided, however, that if the Series 2004-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2004-1 Cash Collateral Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of (x) the Series 2004-1 Cash Collat-eral Percentage on such Distribution Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2004-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of such amount on the Series 2004-1 Letters of Credit.

(iii) Demand Note Draw. If on any Determination Date, the Adminis-trator determines that the Principal Deficit Amount on the next succeeding Distribution Date (after giving effect to any withdrawal from the Series 2004-1 Reserve Account pursuant to Section 3.5(c)(i) and any draws on the Series 2004-1 Letter of Credit pursuant to Section 3.5 (c)(ii) on such Distribution Date) will be greater than zero and there are any Series 2004-1 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2004-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the defini-tion thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2004-1 Demand Notes to be deposited into the Series 2004-1 Distribution Account.

(iv) Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 2004-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 conse-cutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y), the Trustee shall on such Business Day draw on the Series 2004-1 Letters of Credit an amount equal to the lesser of (i) Series 2004-1 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2004-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2004-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2004-1 Cash Collateral Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of (x) the Series 2004-1 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2004-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2004-

1 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2004-1 Letters of Credit and the proceeds of any withdrawal from the Series 2004-1 Cash Collateral Account to be deposited in the Series 2004-1 Distribution Account.

(d)  Series 2004-1 Termination Date. The entire Series 2004-1 Invested Amount shall be due and payable on the Series 2004-1 Termination Date. In connection therewith:

(i) Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2004-1 Distribution Account of the amount to be deposited in accordance with Section 3.5(a), together with any amounts to be deposited therein in accordance with Section 3.5(c) on the Series 2004-1 Termination Date, the amount to be deposited in the Series 2004-1 Distribution Account with respect to the Series 2004-1 Termination Date is or will be less than the Series 2004-1 Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2004-1 Termination Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2004-1 Reserve Account, an amount equal to the lesser of the Series 2004-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2004-1 Distribution Account on the Series 2004-1 Termination Date.

(ii) Demand Note Draw. If the amount to be deposited in the Series 2004-1 Distribution Account in accordance with Section 3.5(a) together with any amounts to be deposited therein in accordance with Section 3.5(c) and Section 3.5(d)(i) on the Series 2004-1 Termination Date is less than the Series 2004-1 Invested Amount, and there are any Series 2004-1 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2004-1 Termination Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit G on the Demand Note Issuers for payment under the Series 2004-1 Demand Notes in an amount equal to the lesser of (i) such insuf-fici-ency and (ii) the Series 2004-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Series 2004-1 Termination Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecu-tive days) with respect to a Demand Note Issuer shall have occurred and be contin-uing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2004-1 Demand Notes to be deposited into the Series 2004-1 Distribution Account.

(iii) Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date for which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (ii) of this Section 3.5(d) any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2004-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the defini-tion thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Series 2004-1 Termination Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2004-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2004-1 Letter of Credit Amount on such Business Day by presenting to each Series 2004-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2004-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2004-1 Cash Collateral Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of (x) the Series 2004-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2004-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2004-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2004-1 Letters of Credit and the proceeds of any withdrawal from the Series 2004-1 Cash Collateral Account to be deposited in the Series 2004-1 Distribution Account.

(e)  Special Enhancement Draw Date. In addition to the other rights to draw upon the Series 2004-1 Reserve Account, the Series 2004-1 Demand Note and the Series 2004-1 Letter of Credit, the Trustee and the Administrative Agent shall have the following rights on any Special Enhancement Draw Date:

(i)  Reserve Account Withdrawal. On the second Business Day prior to a Special Enhancement Draw Date, the Administrative Agent may at its option instruct the Trustee in writing to withdraw from the Series 2004-1 Reserve Account any amount not to exceed the Series 2004-1 Available Reserve Account Amount and deposit it in the Series 2004-1 Distribution Account on the Special Enhancement Draw Date.

(ii)  Demand Note Draw. On or prior to 10:00 a.m. on the second Business Day prior to any Special Enhancement Draw Date, the Administrative Agent may at its option instruct the Trustee in writing to make a Demand Notice on the Demand Note Issuers for payment under the Series 2004-1 Demand Notes in any amount not to exceed the Series 2004-1 Letter of Credit Amount. If the Trustee receives such instruction prior to 10:00 a.m. on such date, then the Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Special Enhancement Draw Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecu-tive days) with respect to a Demand Note Issuer shall have occurred and be contin-uing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2004-1 Demand Notes to be deposited into the Series 2004-1 Distribution Account.

(iii)  Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date for which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (ii) of this Section 3.5(e) any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2004-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the defini-tion thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Special Enhancement Draw Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2004-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2004-1 Letter of Credit Amount on such Business Day by presenting to each Series 2004-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2004-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2004-1 Cash Collateral Account and deposit in the Series 2004-1 Distribution Account an amount equal to the lesser of (x) the Series 2004-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2004-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2004-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2004-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2004-1 Letters of Credit and the proceeds of any withdrawal from the Series 2004-1 Cash Collateral Account to be deposited in the Series 2004-1 Distribution Account.

(f)  Distribution by Paying Agent. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2004-1 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2004-1 Distribution Account pursuant to Section 3.5(b), (c), (d) and/or (e) the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent for the accounts of the Purchasers from the Series 2004-1 Distribution Account the amount deposited therein pursuant to Sec-tion 3.5(a), (b), (c), (d) and/or (e).

(g)  Distribution by Administrative Agent. Upon the receipt of funds on account of a Class A-1 Decrease from the Trustee, the Administrative Agent shall pay to each Class A-1 Purchaser, such Class A-1 Purchaser’s Class A-1 Pro Rata Share of the amount of such Class A-1 Decrease, and upon the receipt of funds on account of a Class A-2 Decrease from the Trustee, the Administrative Agent shall pay to each Class A-2 Purchaser, such Class A-2 Purchaser’s Class A-2 Pro Rata Share of the amount of such Class A-2 Decrease. Upon the receipt of funds from the Trustee pursuant to Sections 3.5(a), (c), (d) and/or (e) on any Distribution Date, the Administrative Agent shall pay to each Purchaser, such Purchaser’s Pro Rata Share of such funds.

Section 3.6.   Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give notice or instructions to make (i) any payment from or deposit into the Collection Account (including the administrative subaccounts therein established for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty), the Series 2004-1 Reserve Account or the Series 2004-1 Cash Collateral Account or (ii) drawn upon the Series 2004-1 Letters of Credit, required to be given by the Adminis-trator, at the time speci-fied in the Administration Agreement or any other Related Document (including appli-cable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account (including the administrative subaccounts therein established for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty), the Series 2004-1 Reserve Account or the Series 2004-1 Cash Collateral Account, as applicable, without such notice or instruction from the Administrator, provided that the Adminis-tra-tor, upon request of the Trustee or, with respect to the Series 2004-1 Reserve Account, or the Series Cash Collateral Account or Series 2004-1 Letters of Credit, the Administrative Agent upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such payment, deposit or draw, as the case may be. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 3.7.   Series 2004-1 Reserve Account. (a)  Establishment of Series 2004-1 Reserve Account. CRCF shall establish and maintain in the name of the Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, or cause to be established and maintained, an account (the “Series 2004-1 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty. The Series 2004-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segre-gated trust account with the corporate trust depart-ment of a depository institution or trust com-pany having corporate trust powers and acting as trustee for funds deposited in the Series 2004-1 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust com-pany shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then CRCF shall, within 30 days of such reduction, establish a new Series 2004-1 Reserve Account with a new Qualified Institution. If the Series 2004-1 Reserve Account is not maintained in accordance with the pre-vious sentence, CRCF shall establish a new Series 2004-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2004-1 Reserve Account into the new Series 2004-1 Reserve Account. Initially, the Series 2004-1 Reserve Account will be established with The Bank of New York.

(b)  Administration of the Series 2004-1 Reserve Account. The Administrator may instruct the institution maintaining the Series 2004-1 Reserve Account to invest funds on deposit in the Series 2004-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2004-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2004-1 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of CRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2004-1 Reserve Account. CRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2004-1 Reserve Account shall remain uninvested.

(c)  Earnings from Series 2004-1 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2004-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)  Series 2004-1 Reserve Account Constitutes Additional Collateral for Series 2004-1 Notes. In order to secure and provide for the repayment and payment of the CRCF Obligations with respect to the Series 2004-1 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2004-1 Reserve Account, includ-ing any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2004-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2004-1 Reserve Account, whether consti-tuting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2004-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2004-1 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2004-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitle-ment orders in respect of the Series 2004-1 Reserve Account. The Series 2004-1 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty. The Series 2004-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2004-1 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2004-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent by CRCF or any other entitlement holder.

(e)  Preference Amount Withdrawals from the Series 2004-1 Reserve Account or the Series 2004-1 Cash Collateral Account. If a Purchaser notifies the Trustee in writing of the existence of a Preference Amount, then, subject to the satisfaction of the conditions set forth in the next succeeding sentence, on the Business Day on which those conditions are first satisfied, the Trustee shall withdraw from the Series 2004-1 Cash Collateral Account and pay to the Purchaser an amount equal to such Preference Amount. Prior to any withdrawal from the Series 2004-1 Cash Collateral Account pursuant to this Section 3.7(e), the Trustee shall have received (i) a certified copy of the order requiring the return of such Preference Amount; (ii) an opinion of counsel satisfactory to the Trustee that such order is final and not subject to appeal; and (iii) a release as to any claim against CRCF by the Purchaser for any amount paid in respect of such Preference Amount. On the Business Day after Series 2004-1 Letter of Credit Termination Date, the Trustee shall transfer the amount on deposit in the Series 2004-1 Reserve Account to the Series 2004-1 Cash Collateral Account.

(f)  Series 2004-1 Reserve Account Surplus. In the event that the Series 2004-1 Reserve Account Surplus on any Distribution Date on which no Amortization Event is continuing, after giving effect to all withdrawals from the Series 2004-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2004-1 Reserve Account an amount equal to the Series 2004-1 Reserve Account Surplus and shall pay such amount to CRCF; provided that if the Distribution Date is the Series 2004-1 Letter of Credit Termination Date and the Series 2004-1 Demand Note Payment Amount is greater than zero, the Trustee shall transfer the Series 2004-1 Available Reserve Account Amount to the Series 2004-1 Cash Collateral Account.

(g)  Termination of Series 2004-1 Reserve Account. Upon the termination of this Supplement pursuant to Section 10.15, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2004-1 Noteholders and payable from the Series 2004-1 Reserve Account as provided herein, shall withdraw from the Series 2004-1 Reserve Account all amounts on deposit therein for payment to CRCF.

Section 3.8.   Series 2004-1 Letters of Credit and Series 2004-1 Cash Collateral Account. (a) Series 2004-1 Letters of Credit and Series 2004-1 Cash Collateral Account Constitute Additional Collateral for Series 2004-1 Notes. In order to secure and provide for the repayment and payment of CRCF’s obligations with respect to the Series 2004-1 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the

Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2004-1 Letter of Credit; (ii) the Series 2004-1 Cash Collateral Account, including any security entitle-ment thereto; (iii) all funds on deposit in the Series 2004-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2004-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2004-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2004-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2004-1 Cash Collateral Account Collateral”). The Trustee shall, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, possess all right, title and interest in all funds on deposit from time to time in the Series 2004-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2004-1 Cash Collateral Account. The Series 2004-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty. The Series 2004-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2004-1 Cash Collateral Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2004-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent by CRCF or any other entitlement holder.

(b)  Series 2004-1 Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then scheduled Series 2004-1 Letter of Credit Expiration Date with respect to any Series 2004-1 Letter of Credit, excluding the amount available to be drawn under such Series 2004-1 Letter of Credit but taking into account each substitute Series 2004-1 Letter of Credit which has been obtained from a Series 2004-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2004-1 Enhancement Amount would be equal to or more than the Series 2004-1 Required Enhancement Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Series 2004-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2004-1 Letter of Credit Expiration Date with respect to any Series 2004-1 Letter of Credit, excluding the amount available to be drawn under such Series 2004-1 Letter of Credit but taking into account a substitute Series 2004-1 Letter of Credit which has been obtained from a Series 2004-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2004-1 Enhancement Amount would be less than the Series 2004-1 Required Enhancement Amount, then the Administrator or the Administrative Agent shall notify the Trustee in writing no later than two Business Days prior to such Series 2004-1 Letter of Credit Expiration Date of (x) the excess, if any, of the Series 2004-1 Required Enhancement

Amount over the Series 2004-1 Enhancement Amount, excluding the available amount under such expiring Series 2004-1 Letter of Credit but taking into account any substitute Series 2004-1 Letter of Credit which has been obtained from a Series 2004-1 Eligible Letter of Credit Provider and is in full force and effect on such date, and (y) the amount available to be drawn on such expiring Series 2004-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2004-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2004-1 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 3.8(b) on or prior to the date that is two Business Days prior to each Series 2004-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2004-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2004-1 Cash Collateral Account.

(c)  Series 2004-1 Letter of Credit Providers. The Administrator or the Administrative Agent shall notify the Trustee in writing within one Business Day (provided that the Administrative Agent will not have any liability for the failure to provide such notice) of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2004-1 Letter of Credit Provider has fallen below “A+” as determined by Standard & Poor’s or “A1” as determined by Moody’s or (ii) the short-term senior unsecured debt credit rating of any Series 2004-1 Letter of Credit Provider has fallen below “A-1” as determined by Standard & Poor’s or “P-1” as determined by Moody’s. At such time the Administrator or the Administrative Agent shall also notify the Trustee of (i) the excess, if any, of the Series 2004-1 Required Enhancement Amount over the Series 2004-1 Enhancement Amount, excluding the available amount under the Series 2004-1 Letter of Credit issued by such Series 2004-1 Letter of Credit Provider, on such date and (ii) the amount available to be drawn on such Series 2004-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2004-1 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sen-tence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2004-1 Cash Collateral Account.

(d)  Draws on the Series 2004-1 Letters of Credit. If there is more than one Series 2004-1 Letter of Credit on the date of any draw on the Series 2004-1 Letters of Credit pursuant to the terms of this Supplement, the Administrator or the Administrative Agent shall instruct the Trustee, in writing, to draw on each Series 2004-1 Letter of Credit in an amount equal to the LOC Pro Rata Share of the Series 2004-1 Letter of Credit Provider issuing such Series 2004-1 Letter of Credit of the amount of such draw on the Series 2004-1 Letters of Credit.

(e)  Establishment of Series 2004-1 Cash Collateral Account. On or prior to the date of any drawing under a Series 2004-1 Letter of Credit pursuant to Section 3.8(b) or (c) above, CRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, or cause to be estab-lished and maintained, an account (the “Series 2004-1 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty. The Series 2004-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segre-gated trust account with the corporate trust depart-ment of a depository institution or trust company having corporate trust powers and act-ing as trustee for funds deposited in the Series 2004-1 Cash Collateral Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then CRCF shall, within 30 days of such reduction, establish a new Series 2004-1 Cash Collateral Account with a new Qualified Institution or a new segre-gated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2004-1 Cash Collateral Account. If a new Series 2004-1 Cash Collateral Account is established, CRCF shall instruct the Trustee in writing to transfer all cash and invest-ments from the non-qualifying Series 2004-1 Cash Collateral Account into the new Series 2004-1 Cash Collateral Account.

(f)  Administration of the Series 2004-1 Cash Collateral Account. CRCF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2004-1 Cash Collateral Account to invest funds on deposit in the Series 2004-1 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2004-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2004-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of CRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2004-1 Cash Collateral Account. CRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2004-1 Cash Collateral Account shall remain uninvested.

(g)  Earnings from Series 2004-1 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2004-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(h)  Series 2004-1 Cash Collateral Account Surplus. In the event that the Series 2004-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2004-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall with-draw from the Series 2004-1 Cash Collateral Account an amount equal to the Series 2004-1 Cash Collateral Account Surplus and shall pay such amount: first, to the Series 2004-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2004-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2004-1 Reimbursement Agreement, and, second, to CRCF any remaining amount.

(i)  Termination of Series 2004-1 Cash Collateral Account. Upon the termina-tion of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2004-1 Noteholders and payable from the Series 2004-1 Cash Collateral Account as provided herein, shall withdraw from the Series 2004-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 3.8(h) above) and shall pay such amounts: first, to the Series 2004-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2004-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2004-1 Reimbursement Agreement, and, second, to CRCF any remaining amount.

(j)  Termination Date Demands on the Series 2004-1 Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2004-1 Letter of Credit Termination Date, the Administrator shall determine the Series 2004-1 Demand Note Payment Amount as of the Series 2004-1 Letter of Credit Termination Date. If the Series 2004-1 Demand Note Payment Amount is greater than zero, then the Administrator shall instruct the Trustee in writing to draw on the Series 2004-1 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the excess of the Series 2004-1 Demand Note Payment Amount over the Series 2004-1 Available Reserve Account Amount and (ii) the Series 2004-1 Letter of Credit Liquidity Amount on the affected Series 2004-1 Letters of Credit by presenting to each Series 2004-1 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand; provided, however, that if the Series 2004-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2004-1 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Series 2004-1 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee. The Trustee shall cause the Termination Date Disbursement to be deposited in the Series 2004-1 Cash Collateral Account.

Section 3.9.   Series 2004-1 Distribution Account. (a)  Establishment of Series 2004-1 Distribu-tion Account. CRCF shall establish and maintain in the name of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, or cause to be established and maintained, an account (the “Series 2004-1 Distribution Account”), bearing a designa-tion clearly indicating that the funds deposited therein are held for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty. The Series 2004-1 Distribution Account shall be maintained (i) with a

Qualified Institu-tion, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2004-1 Distri-bution Account; provided that, if at any time such Quali-fied Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depos-itory institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s or “Baa3” by Moody’s, then CRCF shall, within 30 days of such reduction, establish a new Series 2004-1 Distribution Account with a new Qualified Institu-tion. If the Series 2004-1 Distribution Account is not maintained in accordance with the previous sen-tence, CRCF shall establish a new Series 2004-1 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualify-ing Series 2004-1 Distribution Account into the new Series 2004-1 Distribution Account. Initially, the Series 2004-1 Distribu-tion Account will be established with The Bank of New York.

(b)  Administration of the Series 2004-1 Dis-tribution Account. The Administrator may instruct the institution maintaining the Series 2004-1 Distribution Account to invest funds on deposit in the Series 2004-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2004-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2004-1 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition; and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of CRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2004-1 Distribution Account. CRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2004-1 Distribution Account shall remain uninvested.

(c)  Earnings from Series 2004-1 Distribution Account. All interest and earn-ings (net of losses and investment expenses) paid on funds on deposit in the Series 2004-1 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)  Series 2004-1 Distribution Account Constitutes Additional Collateral for Series 2004-1 Notes. In order to secure and provide for the repayment and payment of the CRCF Obligations with respect to the Series 2004-1 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, all of CRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2004-1 Distri-bution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2004-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2004-1 Distribution Account, whether constituting securities, instruments, general intangibles, invest-ment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2004-1 Distribution Account, the funds on deposit therein from time to time or the invest-ments made with such funds; and (vi) all proceeds of any and all of the fore-going, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collec-tively, as the “Series 2004-1 Distribution Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2004-1 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2004-1 Distribution Account. The Series 2004-1 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty. The Series 2004-1 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2004-1 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York, (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2004-1 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent by CRCF or any other entitlement holder.

Section 3.10.   Series 2004-1 Interest Rate Hedges. (a) CRCF may from time to time enter into one or more interest rate swaps or interest rate caps (each a “Series 2004-1 Interest Rate Hedge”) with a Qualified Interest Rate Hedge Counterparty in order to hedge its floating rate interest rate exposure. Each Series 2004-1 Interest Rate Hedge shall limit the right of the related Qualified Interest Rate Hedge Counterparty to receive payments from CRCF only to the extent of funds available for such purpose in accordance with the provisions of this Supplement.

(b)  To secure payment of all CRCF Obligations with respect to the Series 2004-1 Notes, CRCF grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2004-1 Noteholders, all of CRCF’s right, title and interest in the Series 2004-1 Interest Rate Hedges and all proceeds thereof (the “Series 2004-1 Interest Rate Hedge Collateral”). CRCF shall require all Series 2004-1 Interest Rate Hedge Proceeds to be paid to, and the Trustee shall allocate all Series 2004-1 Interest Rate Hedge Proceeds to, the Series 2004-1 Accrued Interest Account of the Series 2004-1 Collection Account.

(c)  If at any time the Series 2004-1 Interest Rate Hedge Counterparty to a Series 2004-1 Interest Rate Hedge is no longer a Qualified Interest Rate Hedge Counterparty, then CRCF shall take one of the following actions within 30 days from the date it ceases to be a Qualified Interest Rate Hedge Counterparty: (i) cause the Series 2004-1 Interest Rate Hedge Counterparty to post collateral in an amount and in a manner acceptable to the Administrative

 Agent; (ii) cause the Series 2004-1 Interest Rate Hedge Counterparty to provide at the Series 2004-1 Interest Rate Hedge Counterparty’s cost a guarantee of its obligations under each Series 2004-1 Interest Rate Hedge to which it is a party from a person who would qualify as a Qualified Interest Rate Hedge Counterparty or (iii) with the consent of the Administrative Agent, terminate the Series 2004-1 Interest Rate Hedge with such Series 2004-1 Interest Rate Hedge Counterparty.

(d)  If at any time (i) a Series 2004-1 Interest Rate Hedge Counterparty fails to make a payment on a Series 2004-1 Interest Rate Hedge or (ii) a Series 2004-1 Interest Rate Hedge Counterparty is no longer a Qualified Interest Rate Hedge Counterparty and fails to take one of the actions within the timeframe set forth in Section 3.10(c) hereof, CRCF shall, at the Administrative Agent’s direction, terminate such Series 2004-1 Interest Rate Hedge.

(e)  CRCF shall, promptly following the execution of a Series 2004-1 Interest Rate Hedge, deliver to the Trustee such Series 2004-1 Interest Rate Hedge.

Section 3.11.   Series 2004-1 Demand Notes Constitute Additional Collateral for Series 2004-1 Notes. In order to secure and provide for the repayment and payment of the obligations with respect to the Series 2004-1 Notes, CRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, all of CRCF’s right, title and interest in and to the follow-ing (whether now or hereafter existing or acquired): (i) the Series 2004-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2004-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, CRCF shall deliver to the Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, each Series 2004-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, shall be the only Person authorized to make a demand for payments on the Series 2004-1 Demand Notes.

Section 3.12.   Payments to Purchasers. Notwithstanding anything to the contrary herein or in the Base Indenture, amounts distributable by CRCF, the Trustee, the Paying Agent or the Administrative Agent to Purchaser shall be paid by wire transfer of immediately available funds no later than 4:00 p.m. (New York time) for credit to the account or accounts designated by the Administrative Agent. Notwithstanding the foregoing, the Administrative Agent shall not be so obligated unless the Administrative Agent shall have received the funds by 10:00 a.m. (New York City time).

Section 3.13.   Appointment of Series 2004-1 Agent. Each of the Purchasers hereby irrevocably designates and appoints the Series 2004-1 Agent as the agent of such Person with respect to the Series 2004-1 Collateral under this Supplement and irrevocably authorizes the Series 2004-1 Agent, in such capacity, to take such action on its behalf with respect to the Series 2004-1 Collateral (other than the Collateral) under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Series 2004-1 Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto.

ARTICLE IV
AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2004-1 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2004-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2004-1 Notes):

(a) a Series 2004-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2004-1 Enhancement Deficiency shall have been cured in accordance with the terms and condi-tions of the Indenture and the Related Documents;

(b) an AESOP I Operating Lease Vehicle Deficiency shall occur and continue for at least two (2) Business Days;

(c) the Collection Account, the Series 2004-1 Collection Account, the Series 2004-1 Excess Collection Account, the Series 2004-1 Distribution Account or the Series 2004-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Docu-ments);

(d) all principal of, and interest and Commitment fees on, the Series 2004-1 Notes is not paid on the Series 2004-1 Expected Final Distribution Date;

(e) the Series 2004-1 Carryover Controlled Amortization Account Amount is greater than zero on two consecutive Distribution Dates (after giving effect to all the distribution of the Monthly Total Principal Allocation on such Distribution Dates);

(f) any Series 2004-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and a Series 2004-1 Enhancement Deficiency would result from excluding such Series 2004-1 Letter of Credit from the Series 2004-1 Enhancement Amount;

(g) from and after the funding of the Series 2004-1 Cash Collateral Account, the Series 2004-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and a Series 2004-1 Enhancement Deficiency would result from excluding the Series 2004-1 Available Cash Collateral Account Amount from the Series 2004-1 Enhancement Amount;

(h) an Event of Bankruptcy shall have occurred with respect to any Series 2004-1 Letter of Credit Provider or any Series 2004-1 Letter of Credit Provider repudi-ates its Series 2004-1 Letter of Credit or refuses to honor a proper draw thereon and a Series 2004-1 Enhancement Deficiency would result from excluding such Series 2004-1 Letter of Credit from the Series 2004-1 Enhancement Amount;

(i) the occurrence of an Event of Bankruptcy (including, without limitation, the appointment of a receiver or liquidator) with respect to Cendant or any Permitted Sublessee; and

(j) a Change in Control shall have occurred.

In the case of any event described in clause (j) above, an Amortization Event shall have occurred with respect to the Series 2004-1 Notes only if either the Trustee or the Requisite Noteholders declare that an Amortization Event has occurred. In the case of an event described in (a), (b), (c), (d), (e), (f), (g), (h) or (i), an Amortization Event with respect to the Series 2004-1 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2004-1 Noteholders, immediately upon the occurrence of such event. Amortization Events with respect to the Series 2004-1 Notes described in (a), (b), (c), (d), (e), (f), (g), (h) or (i) may be waived with the written consent of the Purchasers having Commitment Percentages aggregating 100%. Amortization Events with respect to the Series 2004-1 Notes described in clause (j) above may be waived in accordance with Section 9.5 of the Base Indenture.

ARTICLE V
RIGHT TO WAIVE PURCHASE RESTRICTIONS

Notwithstanding any provision to the contrary in the Indenture or the Related Docu-ments, upon the Trustee’s receipt of notice from any Lessee, any Borrower or CRCF (i) to the effect that a Manufacturer Program is no longer an Eligible Manufacturer Program and that, as a result, either (a) the Series 2004-1 Maximum Non-Program Vehi-cle Amount is or will be exceeded or (b) an excess will exist under clause (y) of paragraph (ii) of the definition of Series 2004-1 Required Enhancement Amount or (ii) that the Les-sees, the Borrowers and CRCF have determined to in-crease any Series 2004-1 Maximum Amount or the percentage set forth in clause (y) of any of paragraphs (ii), (iii), (iv), (v), (vii) or (viii) of the definition of Series 2004-1 Required Enhancement Amount, (such notice, a “Waiver Request”), each Series 2004-1 Note-holder may, at its option, waive the Series 2004-1 Maximum Non-Program Vehicle Amount, any other Series 2004-1 Maximum Amount or any increase in the Series 2004-1 Required Enhancement Amount based upon clause (y) of any of paragraphs (ii), (iii), (iv), (v), (vii) or (viii) of the definition of the Series 2004-1 Required Enhancement Amount (collectively, a “Waivable Amount”) if (i) no Amortization Event exists, (ii) the Requisite Noteholders consent to such waiver and (iii) 60 days’ prior written notice of such proposed waiver is provided to the Administrative Agent by the Trustee.

Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2004-1 Excess Collection Account (collectively, the “Designated Amounts”) from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trust-ee in the Series 2004-1 Collection Account for ratable distribution as described below.

Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Administrative Agent, which notice shall be accompanied by a form of consent (each a “Consent”) in the form of Exhibit C hereto by which the Series 2004-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Waivable Amount. Upon receipt of notice of a Waiver Request, the Administrative Agent shall forward a copy of such request together with the Consent to each Purchaser. If the Trustee receives the Consents from the Requisite Noteholders agreeing to waiver of the applicable Waivable Amount within forty-five (45) days after the Trustee notifies the Administrative Agent of a Waiver Request (the day on which such forty-five (45) day period expires, the “Consent Period Expiration Date”), (i) the applicable Waivable Amount shall be deemed waived by the consenting Series 2004-1 Noteholders, (ii) the Trus-tee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Purchaser from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Dis-tribution Date, upon receipt of written direction from the Administrator the Trustee will pay the Designated Amounts to the Administrative Agent for the accounts of the non-consenting Purchasers. Upon the receipt of funds from the Trustee pursuant to this Article V, the Administrative Agent shall pay the Designated Amounts as follows:

(i) to each non-consenting Purchaser, such Purchaser’s pro rata share based on the Purchaser Invested Amount with respect to such Purchaser relative to the Purchaser Invested Amount with respect to all non-consenting Purchasers of the Designated Amounts up to the amount required to reduce to zero the Purchaser Invested Amounts with respect to all non-consenting Purchasers; and

(ii) any remaining Designated Amounts to the Series 2004-1 Excess Collection Account.

If the amount distributed pursuant to clause (i) of the preceding paragraph is not sufficient to reduce the Purchaser Invested Amount with respect to each non-consenting Purchaser to zero on the date specified therein, then on each day following such Dis-tribution Date, the Admin-istrator will allocate to the Series 2004-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each fol-lowing Distribution Date, the Trustee will withdraw such Designated Amounts from the Series 2004-1 Collection Account and deposit the same in the Series 2004-1 Distribution Account for distribution to the Administrative Agent for the accounts of the non-consenting Purchasers. Upon the receipt of funds from the Trustee pursuant to this Article V, the Administrative Agent shall pay the Designated Amounts as follows:

(a) to each non-consenting Purchaser, such Purchaser’s pro rata share based on the Purchaser Invested Amount with respect to such Purchaser relative to the Purchaser Invested Amount with respect to all non-consenting Purchasers of the Designated Amounts in the Series 2004-1 Collection Account as of the applicable

Determination Date up to the amount required to reduce to zero the Purchaser Invested Amounts with respect to all non-consenting Purchasers; and

(b) any remaining Designated Amounts to the Series 2004-1 Excess Collection Account.

If the Requisite Noteholders do not timely consent to such waiver, the Desig-nated Amounts will be re-allocated to the Series 2004-1 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

In the event that the Series 2004-1 Amor-tization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allo-cated to the Series 2004-1 Noteholders.

ARTICLE VI
CONDITIONS PRECEDENT

Section 6.1.   Conditions Precedent to Effectiveness of Supplement. This Supplement shall become effective on the date (the “Effective Date”) on which the following conditions precedent have been satisfied:

(a)  Documents. The Administrative Agent shall have received a copy, executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of CRCF and the Trustee, (ii) each Lease, executed by a duly authorized officer of each of CCRG, as Lessee, Permitted Sublessees, the Intermediary and Administrator, and the Lessor party thereto, (iii) each Loan Agreement, executed by a duly authorized officer of each of CRCF, the Lessor party thereto and the Permitted Nominees party thereto, (iv) each Vehicle Title and Lienholder Nominee Agreement, executed by the duly authorized officer of each of the Permitted Nominee party thereto, CCRG, the Lessor party thereto and the Trustee and (v) the Administration Agreement, executed by a duly authorized officer of each of CRCF and the Administrator.

(b)  Corporate Documents; Proceedings of CRCF and CCRG. The Adminis-trative Agent shall have received from CRCF, the Administrator, and CCRG true and complete copies of:

(i)  to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

(ii)  a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on such date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfac-tory to the Administrative Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of this Supplement and the Related Documents executed in connection therewith to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modi-fied, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing this Supplement and the Related Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

(iii)  a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(c)  Representations and Warranties. All representations and warranties of each of CRCF, the Administrator, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees and CCRG contained in each of the Related Documents shall be true and correct as of such date.

(d)  No Amortization Event, Potential Amortization Event or AESOP I Operating Lease Vehicle Deficiency. No Amortization Event or Potential Amortization Event in respect of the Series 2004-1 Notes or any other Series of Notes shall exist on the date hereof and no AESOP I Operating Lease Vehicle Deficiency shall exist on the date hereof.

(e)  Lien Searches. The Administrative Agent shall have received a written search report listing all effective financing statements filed since execution of the Original Series 2004-1 Supplement, in each case that name CRCF, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees or CCRG as debtor or assignor and that are filed in the State of New York, the State of Delaware and in any other jurisdictions that the Administrative Agent determines are necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture, this Supplement or the Related Documents.

(f)  Legal Opinions. The Administrative Agent shall have received, addressed to each Purchaser and the Trustee, opinions of counsel with respect to such other matters as may be reasonably requested by the Administrative Agent, in form and substance reasonably acceptable to the addressees thereof and their counsel.

(g)  Fees and Expenses. Each Purchaser shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such Purchaser on or before the Effective Date.

(h)  Establishment of Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Series 2004-1 Collection Account, the Series 2004-1 Reserve Account and the Series 2004-1 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.

(i)  Opinion. The Administrative Agent shall have received, addressed to each Purchaser, an opinion of counsel to the Trustee as to the due authorization, execution and delivery by the Trustee of this Supplement and the due execution, authentication and delivery by the Trustee of the Series 2004-1 Notes.

(j)  Proceedings. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Related Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

(k)  Use of Proceeds. CRCF shall use the net cash proceeds of the Class A-1 Notes and the Class A-2 Notes to repay in full the Series 2004-5 Notes.

ARTICLE VII
CHANGE IN CIRCUMSTANCES

Section 7.1.   Increased Costs. (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 7.2) shall:

(i)  impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Purchaser (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii)  impose on any Purchaser (or its holding company) or the London interbank market any other condition affecting the Indenture or the Related Documents or the funding of Eurodollar Tranches by such Purchaser;

and the result of any of the foregoing shall be to increase the cost to such Purchaser of mak-ing, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obliga-tion to do so) or to reduce any amount received or receivable by such Purchaser hereunder or in connection herewith (whether principal, interest or otherwise), then CRCF will pay to such Purchaser such additional amount or amounts as will compensate such Purchaser for such additional costs incurred or reduction suffered.

(b)  If any Purchaser determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Purchaser’s capital or the capital of any corporation controlling such Purchaser as a consequence of its obligations hereunder to a level below that which such Purchaser or such corporation could have achieved but for such Change in Law (taking into consideration such Purchaser’s or such corporation’s policies with respect to capital adequacy), then from time to time, CRCF shall pay to such Purchaser such additional amount or amounts as will compensate such Purchaser for any such reduction suffered.

(c)  A certificate of a Purchaser setting forth the amount or amounts necessary to compensate such Purchaser as specified in subsections (a) and (b) of this Section 7.1 shall be delivered to CRCF (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. Any payments made by CRCF pursuant to this Section 7.1 shall be made solely from funds available in the Series 2004-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CRCF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

(d)  Failure or delay on the part of a Purchaser to demand compensation pursuant to this Section 7.1 shall not constitute a waiver of such Purchaser’s right to demand such compensation; provided that CRCF shall not be required to compensate any Purchaser pursuant to this Section 7.1 for any increased costs or reductions incurred more than 270 days prior to the date that such Purchaser notifies CRCF of the Change in Law giving rise to such increased costs or reductions and of such Purchaser’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reduc-tions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 7.2.   Taxes. (a) Any and all payments by or on account of any obligation of CRCF here-under shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if CRCF shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to Section 7.2(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.2) the recipient receives an amount equal to the sum that it would have received had no such deductions been made, (ii) CRCF shall make such deduc-tions and (iii) CRCF shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)  In addition, CRCF shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)  CRCF shall indemnify the Administrative Agent and each Purchaser within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Purchaser on or with respect to any payment by or on account of any obligation of CRCF hereunder or under the Indenture (including Indemnified Taxes or Other

Taxes imposed or asserted on or attributable to amounts payable under this Section 7.2) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that no Person shall be indemnified pursuant to this Section 7.2(c) or entitled to receive additional amounts under the proviso of Section 7.2(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of Section 7.2(e) or (g). A certificate as to the amount of such payment or liability delivered to CRCF by the Administrative Agent or any Purchaser shall be conclusive absent manifest error. Any payments made by CRCF pursuant to this Section 7.2 shall be made solely from funds available in the Series 2004-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CRCF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

(d)  As soon as practicable after any payment of Indemnified Taxes or Other Taxes by CRCF to a Governmental Authority, CRCF shall deliver to the Administrative Agent the original or a certified copy of a receipt, if any, issued by such Governmental Authority evidencing such payment, a copy of the return, if any, reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent and reasonably available to CRCF.

(e)  The Administrative Agent and each Purchaser, if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made hereunder or under the Indenture shall (to the extent legally able to do so) deliver to CRCF (with a copy to the Administrative Agent) such properly completed and executed documentation prescribed by applicable law and reason-ably requested by CRCF on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to the Administrative Agent or such Purchaser or (ii) 30 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes.

(f)  If the Administrative Agent or any Purchaser receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to CRCF to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 7.2 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that CRCF shall, upon request of the Administrative Agent or such Purchaser, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Purchaser if the Administrative Agent or such Purchaser is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrative Agent or any Purchaser to make its tax returns (or any other information relating to its taxes which it deems confidential) available to CRCF or any other Person.

(g)  The Administrative Agent and each Purchaser (other than any such entity which is a domestic corporation) shall:

(i)  upon or prior to becoming a party hereto, deliver to CRCF and the Administrative Agent two (2) duly completed copies of IRS Form W-8BEN, W-8ECI or W-9, or successor applicable forms, as the case may be, establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2004-1 Notes and this Supplement;

(ii)  deliver to CRCF and the Administrative Agent two (2) further copies of any such form or certification establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2004-1 Notes and this Supplement on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to CRCF; and

(iii)  obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by CRCF and the Administrative Agent;

unless, in any such case, any change in treaty, law or regulation has occurred after the Effective Date (or, if later, the date the Administrative Agent or such Purchaser becomes an indemnified party hereunder) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent the Administrative Agent or such Purchaser from duly completing and delivering the relevant form with respect to it, and the Administrative Agent or such Purchaser so advises CRCF and the Administrative Agent.

(h)  If a beneficial or equity owner of the Administrative Agent or Purchaser (instead of the Administrative Agent or a Purchaser itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form W-8BEN, W-8ECI or W-9, or any successor applicable forms, as the case may be, in order to claim an exemption from withholding of United States federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be the Administrative Agent or such Purchaser for purposes of Section 7.2(g).

Section 7.3.   Break Funding Payments. CRCF agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense which such Purchaser may sustain or incur as a consequence of (a) the failure by CRCF to accept any Class A-1 Increase after CRCF has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, (b) default by CRCF in making any prepay-ment in connection with a Class A-1 Decrease and/or Class A-2 Decrease after CRCF has given irrevocable notice thereof in accordance with the provisions of Section 2.5, (c) the making of any prepayment of a Eurodollar Tranche, or the conversion of any Alternate Base Rate Tranche into a Eurodollar Tranche prior to the termination of the Eurodollar Period for such Eurodollar Tranche or (d) the failure of CRCF to convert any Eurodollar Tranche or Alternate Base Rate Tranche after notice of such conversion has been given pursuant to Section 2.6(d) hereof. Such indemnification shall include an amount determined by such Purchaser equal to either (x) the excess, if any, of (i) such Purchaser’s cost of funding the amount so prepaid or not so bor-rowed for the period from the date of such prepayment or, in the case of a Class A-1 Purchaser, of such failure to borrow to the last day of the Eurodollar Period (or in the case of a failure to borrow the Eurodollar Period that would have com-menced on the date of such prepayment or of such failure), as the case may be, over (ii) the amount of interest earned by such Purchaser upon redeployment of an amount of funds equal to the amount prepaid or, in the case of a Class A-1 Purchaser, not borrowed for a com-parable period or (y) if such Purchaser is able to terminate the funding source before its sched-uled maturity, any costs associated with such termination. Notwithstanding the foregoing, any payments made by CRCF pursuant to this subsection shall be made solely from funds available in the Series 2004-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CRCF to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Supplement and the Base Indenture and the pay-ment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Purchaser to CRCF shall be conclusive absent manifest error.

Section 7.4.   Alternate Rate of Interest. If prior to the commencement of any Eurodollar Period:

(a)  the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Eurodollar Period, or

(b)  the Administrative Agent is advised by any Purchaser that the Adjusted LIBO Rate for such Eurodollar Period will not adequately and fairly reflect the cost to such Purchaser of making or maintaining the Eurodollar Tranches during such Eurodollar Period, then the Administrative Agent shall promptly give telecopy or telephonic notice thereof to CRCF and the Trustee, whereupon until the Administrative Agent notifies CRCF and the Trustee that the circumstances giving rise to such notice no longer exist, the Purchaser Invested Amount with respect to any Purchaser shall not be allocated to any Eurodollar Tranche.

Section 7.5.   Mitigation Obligations. If a Purchaser requests compensation under Section 7.1, or if CRCF is required to pay any additional amount to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to Section 7.2, then, upon written notice from CRCF, such Purchaser shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to such Purchaser and its assignee, in the judgment of such Purchaser, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.1 or 7.2, as the case may be, in the future and (ii) would not subject such Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Purchaser. CRCF hereby agrees to pay all reasonable costs and expenses incurred by such Purchaser in connection with any such designation or assignment.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES, COVENANTS

Section 8.1.   Representations and Warranties of CRCF and the Administrator. (a)  CRCF and the Administrator each hereby represents and warrants to the Trustee, the Administrative Agent and each Purchaser that:

(i)  each and every of their respective representations and warranties contained in the Related Documents is true and correct as of the Effective Date and true and correct in all material respects as of the Series 2004-1 Initial Funding Date and as of the date of each Class A-1 Increase; and

(ii)  as of the Effective Date, they have not engaged, in connection with the offering of the Series 2004-1 Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(b)  CRCF hereby represents and warrants to the Trustee, the Administrative Agent and each Purchaser that each of the Series 2004-1 Notes has been duly authorized and executed by CRCF and when duly authenticated by the Trustee and delivered to the Purchasers in accordance with the terms of this Supplement will constitute legal, valid and binding obligations of CRCF enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles.

(c)  CRCF hereby represents and warrants to the Trustee, the Administrative Agent and each Purchaser that the documentation for each Series of Notes contains a provision similar in all material respects to the provision contained in Section 3.2 (f)(ii).

(d) CRCF hereby represents and warrants to the Trustee, the Administrative Agent and each Purchaser that it is has delivered to each of the Trustee, the Administrative Agent and each Purchaser a complete copy of the Base Indenture, including all amendments thereto as in effect on the date hereof.

(e) CRCF hereby represents and warrants to the Trustee, the Administrative Agent and each Purchaser that none of CRCF, any of its members or any other person has agreed to elect to treat CRCF as an association taxable as a corporation for United States federal tax, or New York State income or franchise tax purposes.

Section 8.2.   Covenants of CRCF and the Administrator. (a) CRCF and the Administrator hereby agree, in addition to their obligations hereunder, that:

(i)  they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Related Documents to which each is a party;

(ii)  they shall afford each Purchaser, the Trustee or any representatives of any such Purchaser or the Trustee access to all records relating to the Leases, the Subleases,

the Vehicles, the Manufacturer Programs and the Loan Agreements at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day’s prior notice if an Amortization Event with respect to the Series 2004-1 Notes shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit such Purchaser, the Trustee or any representative of such Purchaser or the Trustee to visit any of CRCF’s or the Administrator’s, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of CRCF or the Administrator with their respective officers and employees and with their independent certified public accountants;

(iii)  they shall promptly provide such additional financial and other information with respect to the Related Documents, CRCF, the Lessors, the Permitted Nominees, the Lessees, the Permitted Sublessees, the Related Documents or the Manufacturer Programs as the Administrative Agent may from time to time reasonably request;

(iv)  they shall provide to the Administrative Agent simultaneously with delivery to the Trustee copies of information furnished to the Trustee or CRCF pursuant to the Related Documents as such information relates to all Series of Notes generally or specifically to the Series 2004-1 Notes or the Series 2004-1 Collateral. The Administrative Agent shall distribute to the Purchasers copies of all information delivered to it pursuant to this Section 8.2(d);

(v)  they shall not agree to any amendment to the Base Indenture or any other Related Document, which amendment requires the consent of the Requisite Investors, without having received the prior written consent of the Requisite Noteholders; provided that, for the avoidance of doubt, CRCF and the Administrator acknowledge that any amendment to the Base Indenture or any Related Document requiring the consent of 100% of the Noteholders shall require the consent of each Series 2004-1 Noteholder;

(vi)  on or prior to the Distribution Date in each month, the Administrator agrees to deliver a report to the Administrative Agent setting forth the Net Book Value of Vehicles leased under the Finance Lease and the Net Book Value of Vehicles leased under the Finance Lease by state of registration for the five states with the largest Net Book Value of Vehicles registered therein;

(vii)  they shall not agree to any amendment, modification, waiver or other action of any kind under the Base Indenture or any other Related Document, in each case that requires satisfaction of the Rating Agency Consent Condition, without having received the prior written consent of the Requisite Noteholders; and

(viii)  if, following the Restatement Effective Date, the adoption or effectiveness of any applicable law, rule or regulation regarding the tax treatment of the LKE Programs could materially and adversely affect the holders of the 2004-1 Notes, then the Administrator shall cause AESOP Leasing, ARAC, BRAC and CCRG to cease delivering vehicles to the Intermediary under the LKE Programs.

(b)  If any portion of the Series 2004-1 Enhancement Amount is in the form of Series 2004-1 Letters of Credit on the Series 2004-1 Letter of Credit Termination Date, then CRCF hereby agrees to maintain such Series 2004-1 Letters of Credit in full force and effect until the Business Day following the Series 2004-1 Letter of Credit Termination Date.

(c)  The Administrator agrees that it shall not acquire, directly or indirectly, or otherwise merge with Budget Rent A Car System, Inc. without the prior written consent of each Purchaser.

(d) CRCF agrees not to elect to be treated as an association taxable as a corporation for United States federal tax, or New York State income or franchise tax purposes.

(e) The Administrator agrees that it shall promptly notify the Administrative Agent of (i) any Amortization Event of which it has knowledge, (ii) any refusal or failure of a Series 2004-1 Letter of Credit Provider to reinstate all or any portion of a Series 2004-1 Letter of Credit Amount, and (iii) the occurrence of any Early Controlled Amortization Date.

ARTICLE IX
THE ADMINISTRATIVE AGENT

Section 9.1.   Appointment. Each of the Purchasers hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Supplement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obliga-tions or liabilities shall be read into this Supplement or otherwise exist against the Administrative Agent.

Section 9.2.   Delegation of Duties. The Administrative Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 9.3.   Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Supplement or any other Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrator or any officer thereof contained in this Supple-

ment or any other Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administra-tive Agent under or in connection with, this Supplement or any other Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement, any other Related Document, or for any failure of any of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement, any other Related Document or to inspect the properties, books or records of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator.

Section 9.4.   Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (includ-ing, without limitation, counsel to CRCF or the Administrator), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the registered holder of any Series 2004-1 Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Related Document unless it shall first receive such advice or concurrence of the Requisite Noteholders, as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Related Documents in accordance with a request of the Requisite Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Series 2004-1 Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

Section 9.5.   Notice of Administrator Default or Amortization Event or Potential Amortization Event. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless the Administrative Agent has received written notice from a Purchaser, CRCF or the Administrator referring to the Indenture or this Supplement, describing such Amortization Event or Potential Amortization Event, or Adminis-tra-tor Default and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Purchasers, the Trustee, CRCF and the Administrator. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Requisite Noteholders, provided that unless and until the Adminis-trative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers.

Section 9.6.   Non-Reliance on the Administrative Agent and Other Purchasers. Each of the Purchasers expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the Purchasers repre-sents to the Administrative Agent that it has, independently and without reliance upon the Administra-tive Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own apprai-sal of and investi-ga-tion into the business, operations, property, financial and other condi-tion and creditworthiness of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary and the Administrator and made its own decision to enter into this Supplement. Each of the Purchasers also represents that it will, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such docu-ments and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and deci-sions in taking or not taking action under this Supplement and the other Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, opera-tions, property, financial and other condition and creditworthiness of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary and the Adminis-trator. Except for notices, reports and other documents expressly required to be furnished to the Purchasers by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Purchaser with any credit or other information concerning the busi-ness, operations, property, condi-tion (financial or otherwise), prospects or creditworthiness of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 9.7.   Indemnification. Each of the Purchasers agrees to indemnify the Administrative Agent in its capacity as such (to the extent not reim-bursed by CRCF and the Administrator and without limiting the obligation of CRCF and the Administrator to do so), ratably according to their respective Pro Rata Shares in effect on the date on which indemnification is sought under this Section 9.7 from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Supplement, any of the other Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connec-tion with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

Section 9.8.   The Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with CRCF, the Administrator or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Series 2004-1 Note held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Supplement and the other Related Documents as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the term “Purchaser” shall include the Administrative Agent in its individual capacity.

Section 9.9.   Resignation of Administrative Agent; Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time by giving 30 days’ notice to the Purchasers, the Trustee, CRCF and the Administrator. If Mizuho shall resign as Administrative Agent under this Supplement, then the Requisite Noteholders shall appoint a successor administrative agent from among the Purchasers, which successor administrative agent shall be approved by CRCF and the Administrator (which approval shall not be unreasonably withheld or delayed) whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Supplement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Purchaser with the greatest Purchaser Invested Amount (or, if such Person is the retiring Administrative Agent, the Person with the next highest Purchaser Invested Amount) shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Noteholders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Supplement.

ARTICLE X
GENERAL

Section 10.1.   Successors and Assigns. (a)  This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that CRCF may not assign or transfer any of its rights under this Supplement without the prior written consent of all of the Series 2004-1 Noteholders, and no Purchaser may assign or transfer any of its rights under this Supplement other than in accordance with clauses (b) and/or (c) below of this Section 10.1.

(b)  Any Purchaser may, in the ordinary course of its business and in accor-dance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the Series 2004-1 Notes (including its Commitment), with the prior written consent of the Administrative Agent and, prior to the occurrence and continuance of an Amortization Event CRCF and the Administrator (in each case, which consent shall not be unreasonably withheld), to one or more banks (an “Acquiring Purchaser”) pursuant to a transfer supplement, substantially in the form of Exhibit H (the “Transfer Supplement”), executed by such Acquiring Purchaser, such assigning Purchaser, the Administrative Agent, CRCF and the Administrator and delivered to the Administrative Agent; provided that no prior written consent of CRCF or the Administrator shall be required by a Purchaser to assign its Series 2004-1 Note to an Affiliate that directly or indirectly owns 100% of such Purchaser or is directly or indirectly 100% owned by such Purchaser.

(c)  Any Purchaser may, in the ordinary course of its business and in accor-dance with applicable law, at any time sell to one or more financial institutions or other entities (“Participants”) participations in its Series 2004-1 Note, its Commitment and its rights hereunder pur-suant to documentation in form and substance satisfactory to such Purchaser and the Participant; provided, however, that (i) in the event of any such sale by a Purchaser to a Participant, (A) such Purchaser’s obligations under this Supplement shall remain unchanged, (B) such Purchaser shall remain solely responsible for the performance thereof and (C) CRCF and the Administrative Agent shall continue to deal solely and directly with such Purchaser in connection with its rights and obligations under this Supplement and (ii) no Purchaser shall sell any participating interest under which the Participant shall have rights to approve any amend-ment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Purchasers hereunder. A Participant shall have the right to receive Article VII Costs but only to the extent that the related selling Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 7.2, only to the extent such Participant shall have complied with the provisions of Section 7.2(e) and (g) as if such Participant were the Administrative Agent or a Purchaser.

(d)  CRCF authorizes each Purchaser to disclose to any Participant or Acquiring Purchaser (each, a “Transferee”) and any prospective Transferee any and all financial information in such Purchaser’s possession concerning CRCF, the Collateral, the Administrator and the Related Documents which has been delivered to such Purchaser by CRCF or the Administrator in connection with such Purchaser’s credit evaluation of CRCF, the Collateral and the Administrator; provided that each Transferee or Potential Transferee has agreed to comply with the confidentiality provisions of Section 10.20 hereof.

Section 10.2.   Securities Law. Each Purchaser hereby represents and warrants to CRCF that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experi-ence in financial and business matters to evaluate the merits and risks of, its investment in a Series 2004-1 Note. Each Purchaser agrees that its Series 2004-1 Note will be acquired for invest-ment only and not with a view to any public distribution thereof, and that such Purchaser will not offer to sell or otherwise dispose of its Series 2004-1 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any appli-cable state or other securities laws. Each Purchaser acknowledges that it has no right to require CRCF to register its Series 2004-1 Note under the Securities Act or any other securities law. Each Purchaser hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2004-1 Note, such Purchaser has not engaged and will not engage in a general soli-ci-ta-tion or general advertising including advertisements, articles, notices or other communi-cations published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Section 10.3.   Adjustments; Set-off. (a)  If any Purchaser (a “Benefitted Purchaser”) shall at any time receive in respect of its Purchaser Invested Amount any distribution of principal, interest or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater propor-tion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser’s Purchaser Invested Amount, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchaser such portion of such other Purchaser’s interest in the Series 2004-1 Notes, or shall provide such other Purchaser with the benefits of any such collateral, or the proceeds thereof, as shall be neces-sary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with the other Purchaser; provided, however, that if all or any por-tion of such excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. CRCF agrees that any Purchaser so purchasing a portion of another Purchaser’s Purchaser Invested Amount may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

(b)  In addition to any rights and remedies of the Purchaser provided by law, each Purchaser shall have the right, without prior notice to CRCF, any such notice being expressly waived by CRCF to the extent permitted by applicable law, upon any amount becom-ing due and payable by CRCF hereunder or under the Series 2004-1 Notes to set-off and appro-priate and apply against any and all deposits (general or special, time or demand, provi-sional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of CRCF. Each Purchaser agrees promptly to notify CRCF, the Administrator and the Administrative Agent after any such set-off and appli-ca-tion made by such Purchaser; provided that the failure to give such notice shall not affect the validity of such set-off and application.

Section 10.4.   No Bankruptcy Petition. (a)  Each of the Administrative Agent and the Purchasers hereby covenants and agrees that, prior to the date which is one year and one day after the later of payment in full of all Series of Notes, it will not institute against, or join any other Person in instituting against, CRCF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(b)  This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 10.5.   Costs and Expenses. CRCF agrees to pay on demand (x) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) and of each Purchaser (including in connection with the preparation, execution and delivery of this Supplement the reasonable fees and disbursements of one counsel to the Administrative Agent and the Purchaser) in connection with (i) the preparation, execution and delivery of this Supplement and the other Related Documents and any amendments or waivers of, or consents under, any such documents and (ii) the enforcement by the Administrative Agent or any Purchaser of the obligations and liabilities of CRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary and the Administrator under the Indenture, this Supplement, the other Related Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other Related Documents and (y) all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the administration of this Supplement and the other Related Documents. Any payments made by CRCF pursuant to this Section 10.5 shall be made solely from funds available in the Series 2004-1 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CRCF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 10.6.   Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1:	Form of Series 2004-1 Note, Class A-1
Exhibit A-2	Form of Series 2004-1 Note, Class A-2
Exhibit B:	Form of Class A-1 Increase Notice
Exhibit C:	Form of Consent
Exhibit D:	Form of Series 2004-1 Demand Note
Exhibit E:	Form of Series 2004-1 Letter of Credit
Exhibit F:	Form of Lease Payment Deficit Notice
Exhibit G:	Form of Demand Notice
Exhibit H:	Form of Transfer Supplement

Section 10.7.   Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supple-mented by this Supplement shall be read, taken, and construed as one and the same instru-ment.

Section 10.8.   Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 10.9.   Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 10.10.   Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pur-suant to the terms of the Base Indenture or this Supplement, the consent of the Required Note-holders is required for an amendment or modifi-ca-tion of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Requisite Noteholders; provided, further, that the definition of "Class A-1 Increase Expiry Date" and the resulting date may only be amended or waived with the consent of Class A-1 Purchasers having in the aggregate 100% of the aggregate amount of the Class A-1 Commitment Percentages for all Class A-1 Purchasers.

Section 10.11.   Discharge of Indenture. Notwith-standing anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2004-1 Notes without the consent of the Requisite Noteholders.

Section 10.12.   Capitalization of CRCF. CRCF agrees that on the Effective Date and on the date of any increase in the Class A-1 Maximum Invested Amount it will have capitali-zation in an amount equal to or greater than 3% of the sum of (x) the Series 2004-1 Maximum Invested Amount and (y) the invested amount of the Series 1998-1 Notes, Series 2000-2 Notes, the Series 2000-4 Notes, the Series 2001-2 Notes, the Series 2002-1 Notes, Series 2002-2 Notes, Series 2002-3 Notes, Series 2003-1 Notes, Series 2003-2 Notes, Series 2003-3 Notes, Series 2003-4 Notes, Series 2003-5 Notes, Series 2004-1 Notes, Series 2004-2 Notes, Series 2004-4 Notes, the Series 2004-5 Notes and the Series 2005-1 Notes.

Section 10.13.   Series 2004-1 Required Non-Program Enhancement Percentage. CRCF agrees that it will not make any Loan under any Loan Agreement to finance the acquisi-tion of any Vehicle by AESOP Leasing, AESOP Leas-ing II or CCRG, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 2004-1 Required Non-Program Enhancement Percentage would exceed 33.0%.

Section 10.14.   Series 2004-1 Demand Notes; Series 2004-1 Letter of Credit. (a) Other than pursuant to a demand thereon pursuant to Section 3.5 of this Supplement, CRCF shall not reduce the amount of the Series 2004-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2004-1 Demand Notes after such reduction or forgiveness is less than the Series 2004-1 Letter of Credit Liquidity Amount.

(b) At no time (i) while an Amortization Event has occurred and is continuing or (ii) within two years prior to the Series 2004-1 Termination Date shall CRCF reduce the Series 2004-1 Letter of Credit Liquidity Amount below the excess of (x) the sum of the Series 2004-1 Required Enhancement Amount plus the Pre-Preference Period Demand Note Payment Amount over (y) the Series 2004-1 Available Reserve Account Amount.

Section 10.15.   Termination of Supplement. This Supplement shall cease to be of further effect on the date which is the later of (x) the date when all outstanding Series 2004-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2004-1 Notes which have been replaced or paid) to the Trustee for cancellation and CRCF has paid all sums payable hereunder and (y) the date which is the day after one year (or such longer maximum preference period then in effect) from the last day on which any amount was called and paid pursuant to a Series 2004-1 Demand Note.

Section 10.16.   Collateral Representations and Warranties of CRCF. CRCF hereby represents and warrants to the Trustee, the Administrative Agent and each Purchaser that:

(a) the Base Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Trustee for the benefit of the Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from CRCF. This Supplement will create a valid and continuing security interest (as defined in the applicable UCC) in the Series 2004-1 Collateral in favor of the Trustee for the benefit of the Series 2004-1 Noteholders and each Series 2004-1 Interest Rate Hedge Counterparty, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from CRCF.

(b) The Collateral and the Series 2004-1 Collateral (in each case, other than the Vehicles) consist of “investment property,” “securities accounts,” “instruments,” “general intangibles,” “deposit accounts” and “chattel paper” within the meaning of the applicable UCC.

(c) CRCF owns and has good and marketable title to the Collateral and the Series 2004-1 Collateral free and clear of any lien, claim or encumbrance of any Person.

(d) With respect to the portion of the Collateral that consists of instruments, all original executed copies of each instrument that constitute or evidence part of the Collateral have been delivered to the Trustee. None of the instruments that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

(e) With respect to the portion of the Collateral that consists of general intangibles, CRCF has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee under the Base Indenture.

(f) With respect to the portion of the Collateral and the Series 2004-1 Collateral that consists of deposit or securities accounts maintained with a bank other than the Trustee (collectively, the “Bank Accounts”), CRCF has delivered to the Trustee a fully executed agreement pursuant to which the bank maintaining the Bank Accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Bank Accounts without further consent by CRCF. The Bank Accounts are not in the name of any person other than CRCF or the Trustee. CRCF has not consented to the bank maintaining the Bank Accounts to comply with instructions of any person other than the Trustee.

(g) Other than the security interest granted to the Trustee under the Base Indenture and this Supplement, CRCF has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral or the Series 2004-1 Collateral. CRCF has not authorized the filing of and is not aware of any financing statements against CRCF that includes a description of collateral covering the Collateral other than any financing statement under the Base Indenture or that has been terminated. CRCF is not aware of any judgment or tax lien filings against CRCF.

(h) CRCF has not authorized the filing of and is not aware of any financing statements against CRCF that include a description of collateral covering the Collateral other than any financing statements (i) relating to the security interest granted to the Trustee in the Base Indenture or (ii) that has been terminated.

Section 10.17.   No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Administrative Agent or any Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 10.18.   Waiver of Setoff. Notwithstanding any other provision of this Supplement or any other agreement to the contrary, all payments to the Administrative Agent and the Purchasers hereunder shall be made without set-off or counterclaim.

Section 10.19.   Notices. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of CRCF, the Administrator and the Trustee, in the manner set forth in Section 13.1 of the Base Indenture and (ii) in the case of the Administrative Agent and the Purchasers, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the Administrative Agent and to the addresses therefor set forth in Schedule I, in the case of the Purchasers; or to such other address as may be hereafter notified by the respective parties hereto:

Administrative
Agent:           Mizuho Corporate Bank, Ltd.
1251 Avenue of the Americas
New York, NY 10020
Attention: Department Head - Syndications
Fax: (212) 282-4490
with a copy to: Department Head - Legal
Fax: (212) 354-7260

Section 10.20.   Confidential Information.  (a)  The Trustee and each Purchaser will maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Purchaser in good faith to protect Confidential Information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the

Confidential Information substantially in accordance with the terms of this Section 10.20; (ii) such Person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 10.20; (iii) any other Purchaser; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire Series 2004-1 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2004-1 Note or any part thereof or any participation therein and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 10.20 (or in accordance with such other confidentiality procedures as are acceptable to CRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organiza-tion, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 10.20 (or in accordance with such other confidentiality procedures as are acceptable to CRCF); (viii) any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent or dealer does not reveal the identity of Cendant or any of its Affiliates); (ix) any other Person with the consent of CRCF; or (x) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to CRCF (unless prohibited by appli-cable law, rule, order or decree or other requirement having the force of law), (C) in connec-tion with any litigation to which such Person is a party upon prior notice to CRCF (unless prohi-bited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2004-1 Notes has occurred and is continuing, to the extent such Person may reason-ably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2004-1 Notes, the Indenture or any other Related Document; and provided, further, however, that delivery to any Purchaser of any report or information required by the terms of the Indenture to be provided to such Purchaser shall not be a viola-tion of this Section 10.20. Each Purchaser agrees, except as set forth in clauses (v), (vi) and (x) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2004-1 Notes or administering its investment in the Series 2004-1 Notes. In the event of any required disclosure of the Confidential Information by such Purchaser, such Purchaser agrees to use reasonable efforts to protect the confiden-tiality of the Confidential Information. Each Purchaser, by its acceptance of a Series 2004-1 Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 10.20; provided, that in no event shall any Purchaser or any Affiliate thereof be obligated or required to return any materials furnished by CRCF.

(b) For the purposes of this Section 10.20, “Confidential Information” means information delivered to the Trustee or any Purchaser by or on behalf of CRCF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, that such term does not include information that: (i) was publicly known or otherwise known to the Trustee or such Purchaser prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Purchaser or any person acting on behalf of the Trustee or any Purchaser; (iii) otherwise is known or becomes known to the Trustee or any Purchaser other than (x) through disclosure by CRCF or (y) as a result of the breach of a fiduciary duty to CRCF or a contractual duty to CRCF; or (iv) is allowed to be treated as non-confidential by consent of CRCF.

(c) Notwithstanding anything to the contrary herein, each of the parties hereto (and each of its employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure (as defined in Section 1.6011-4 of the Treasury Regulations) of the transactions contemplated by the Indenture or the Related Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such Person in connection therewith relating to such tax treatment and tax structure.

Section 10.21.   USA Patriot Action Notice. The Purchasers hereby notify CRCF that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 107.56 (signed into law October 26, 2001)) (the “Patriot Act”), the Purchasers are required to obtain, verify and record information that identifies CRCF, which information includes the name and address of CRCF and other information that will allow the Purchasers to identify CRCF in accordance with the Patriot Act.

Section 10.22. Role of Syndication Agent and Documentation Agent. The parties hereto agree that neither Syndication Agent nor the Documentation Agent shall have any duties or obligations under this Supplement beyond its respective duties and/or obligations as a Purchaser.

Section 10.23. Notice to Moody’s. CRCF or the Administrator shall provide Moody’s with (i) notice of any waiver of the type described in clause (b) of the definition of “Class A-1 Increase Expiry Date” and (ii) notice of the occurrence of any of the events described in Section 3.10(c), (d) or (e) hereof.

IN WITNESS WHEREOF, each of the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENDANT RENTAL CAR FUNDING (AESOP) LLC as Issuer By: /s/ Lori Gebron
Name: Lori Gebron Title: Vice President

CENDANT CAR RENTAL GROUP, INC., as Administrator By: /s/ Elizabeth R. Cohen
Name: Elizabeth R. Cohen Title: Vice President & Assistant Treasurer

MIZUHO CORPORATE BANK, LTD as Administrative Agent and a Purchaser By: /s/ Robert Gallagher
Name: Robert Gallagher Title: Senior Vice President & Team Leade

CALYON CAYMAN ISLANDS BRANCH, as Documentation Agent and a Purchaser By: /s/ James Gibson
Name: James Gibson Title: Managing Director
By: /s/ Rod Hurst
Name: Rod Hurst Title: Director

LANDESBANK HESSEN TH&UUML;RINGEN GIROZENTRALE, as a Purchaser By: /s/ Michael D. Novack
Name: Michael D. Novack Title: Vice President Corporate Finance Division Structured Finance Dept.
By: /s/ Frank Dohl
Name: Frank Dohl Title: Vice President Corporate Financ Division Structured Finance Depte

CREDIT INDUSTRIEL ET COMMERCIAL, as a Purchaser By: /s/ Eric Dulot
Name: Eric Dulot Title: Vice President
By: /s/ Albert M. Calo
Name: Albert M. Calo Title: Vice President

RZB FINANCE LLC, as a Purchaser By: /s/ John A. Naliska
Name: John A. Valiska Title: First Vice President
By: /s/ Christoph Hoedl
Name: Christoph Hoedl Title: Group Vice President

STATE BANK OF INDIA, as a Purchaser By: /s/ Rakesh Chandra
Name: Rakesh Chandra Title: Vice President & Head (Credit)

BANK HAPOALIM B.M., as a Purchaser By: /s/ Helen H. Gateson
Name: Helen Gateson Title: Vice President
By: /s/ Lenroy Hackett
Name: Lenroy Hacket Title: First Vice President

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, as a Purchaser By: /s/ Ken Hamilton
Name: Ken Hamilton Title: Director
By: /s/ Richard Cordover
Name: Richard Cordover Title: Director

BAYERISCHE LANDESBANK NEW YORK BRANCH, as a Purchaser and as Syndication Agent By: /s/ Catherine Schilling
Name: Catherine Schilling Title: Vice President
By: /s/ Norman McClave
Name: Norman McClave Title: First Vice President

PEOPLE’S BANK, as a Purchaser By: /s/ Francis J. McGinn
Name: Francis J. McGinn Title: Vice President

THE BANK OF NEW YORK, as Trustee By: /s/ John Bobko
Name: John Bobko Title: Assistant Vice President
THE BANK OF NEW YORK, as Series 2004-1 Agent By: /s/ John Bobko
Name: John Bobko Title: Assistant Vice President

SCHEDULE I TO AMENDED AND RESTATED SERIES 2004-1 SUPPLEMENT

	Class A-1 Purchaser	Class A-1 Maximum Purchaser Invested Amount	Address
1.	Mizuho Corporate Bank, Ltd.	$35,000,000.00	1251 Avenue of the Americas New York, NY 10020
2.	Crédit Industriel et Commercial	14,736,842.11	520 Madison Avenue, 37th Floor New York, NY 10022
3.	RZB Finance LLC	5,526,315.79	1133 Avenue of the Americas, 16th Floor New York, NY 10036
4.	Bank Hapoalim B.M.	7,368,421.05	1177 Avenue of the Americas, 16th Floor New York, NY 10036
5.	State Bank of India	5,526,315.79	460 Park Avenue New York, NY 10022
6.	Bayerische Landesbank New York Branch	31,315,789.47	560 Lexington Avenue, New York, NY 10022
7.	Bayerische Hypo- und Vereinsbank AG, New York Branch	18,421,052.63	150 East 42nd Street New York, NY 10017
8.	People’s Bank	7,368,421.05	850 Main Street Bridgeport, CT 06604
9.	Landesbank Hessen Thüringen Girozentrale	18,421,052.63	420 Fifth Avenue, 24th Floor New York, New York 10018
10.	Calyon Cayman Islands Branch	31,315,789.47	1301 Avenue of the Americas New York, New York 10019
	Total:	$175,000,000

	Class A-2 Purchaser	Class A-2 Maximum Purchaser Invested Amount	Address
1.	Mizuho Corporate Bank, Ltd.	$60,000,000.00	1251 Avenue of the Americas New York, NY 10020
2.	Crédit Industriel et Commercial	25,263,157.89	520 Madison Avenue, 37th Floor New York, NY 10022
3.	RZB Finance LLC	9,473,684.21	1133 Avenue of the Americas, 16th Floor New York, NY 10036
4.	Bank Hapoalim B.M.	12,631,578.95	1177 Avenue of the Americas, 16th Floor New York, NY 10036
5.	State Bank of India	9,473,684.21	460 Park Avenue New York, NY 10022
6.	Bayerische Landesbank New York Branch	53,684,210.53	560 Lexington Avenue, New York, NY 10022
7.	Bayerische Hypo- und Vereinsbank AG, New York Branch	31,578,947.37	150 East 42nd Street New York, NY 10017
8.	People’s Bank	12,631,578.95	850 Main Street Bridgeport, CT 06604
9.	Landesbank Hessen Thüringen Girozentrale	31,578,947.37	420 Fifth Avenue, 24th Floor New York, New York 10018
10.	Calyon Cayman Islands Branch	53,684,210.53	1301 Avenue of the Americas New York, New York 10019
	Total:	$300,000,000

EXHIBIT A-1 to Series 2004-1 Supplement

CENDANT RENTAL CAR FUNDING (AESOP) LLC

FORM OF SERIES 2004-1

FLOATING RATE RENTAL CAR ASSET

BACKED NOTES SERIES 2004-1, CLASS A-1

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the “Company”), for value received, hereby promises to pay to [______________________], as the Class A-1 Purchaser, or registered assigns, the principal sum of [_________________] MILLION DOLLARS, or, if less, the aggregate unpaid principal amount hereof shown on the records of the Administrative Agent pursuant to Section 2.2(b) of the Series 2004-1 Supplement, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Series 2004-1 Termination Date. The Company will pay interest on this Class A-1 Note as provided in Sections 3.3 and 3.4 of the Series 2004-1 Supplement. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment, to the extent funds will be available from Interest Collections allocable to the Class A-1 Notes processed from but not including the preceding Distribution Date through each such Distribution Date. The principal amount of this Class A-1 Note shall be subject to Decreases and Class A-1 Increases as permitted by the Series 2004-1 Supplement on any Business Day, and accordingly, such principal amount is subject to prepayment at any time. Notwithstanding the foregoing, prior to the Series 2004-1 Termination Date, a Distribution Date on which the Principal Deficit Amount is greater than zero or the commencement of the Series 2004-1 Controlled Amortization Period, and unless an Amortization Event shall have occurred, only interest payments on the outstanding principal amount of the Class A-1 Note are required to be made to the holder hereof. Beginning on the first Distribution Date following the occurrence of an Amortization Event or the commencement of the Series 2004-1 Controlled Amortization Period, subject to Decreases on any Business Day, the principal of this Class A-1 Note shall be paid in installments on each subsequent Distribution Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG, or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG other than the Company.

EXHIBIT A-1 Page 2

Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________

CENDANT RENTAL CAR FUNDING (AESOP) LLC By: ________________________
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee By: ________________________
Authorized Signature

EXHIBIT A-1 Page 3

REVERSE OF FLOATING RATE NOTE

This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Series 2004-1 Floating Rate Rental Car Asset Backed Notes, Class A-1 (herein called the “Class A-1 Notes”), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms exclusive of any Supplements thereto creating a new Series of Notes, is herein called the “Base Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and (ii) an Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2004 (such supplement, as may be amended, supplemented or modified in accordance with its terms, is herein called the “Series 2004-1 Supplement”), among the Company, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent. The Base Indenture as supplemented by the Series 2004-1 Supplement is referred to herein as the “Indenture”. The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-1 Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Supplement.

“Distribution Date” means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 20, 2005.

As described above, principal of this Class A-1 Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series 2004-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event, the Series 2004-1 Controlled Amortization Period shall have commenced or a Series 2004-1 Limited Liquidation Event of Default shall have occurred and be continuing or the Principal Deficit Amount is greater than zero then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer to the Administrative Agent for the accounts of the Purchasers. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at a rate per

EXHIBIT A-1 Page 4

annum equal to the Alternate Base Rate, plus 2% per annum, to the extent lawful.

This Class A-1 Note is nontransferable except in accordance with the Series 2004-1 Supplement.

Each Noteholder, by acceptance of a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not, for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and each Noteholder that, for federal, state and local income and franchise tax purposes, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 2004-1 Collateral. Each Noteholder, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2004-1 Notes under the Indenture at any time by the Company

EXHIBIT A-1 Page 5

with the consent of Holders of Series 2004-1 Notes representing more than 50% in principal and/or commitment amount of the aggregate outstanding principal and/or commitment amount of the Series 2004-1 Notes. The Indenture also contains provisions permitting the Holders of Series 2004-1 Notes representing specified percentages of the aggregate outstanding principal and/or commitment amount of the Series 2004-1 Notes, on behalf of the Holders of all the Series 2004-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Notes issued thereunder.

The term “Company” as used in this Class A-1 Note includes any successor to the Company under the Indenture.

The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, in-cluding any applicable U.S. withholding taxes.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Class A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________ ________________________________*

Signature Guaranteed:

______________________________________ ________________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT A-2 to Series 2004-1 Supplement

CENDANT RENTAL CAR FUNDING (AESOP) LLC

FORM OF SERIES 2004-1

FLOATING RATE RENTAL CAR ASSET

BACKED NOTES SERIES 2004-1, CLASS A-2

CENDANT RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the “Company”), for value received, hereby promises to pay to [______________________], as the Class A-2 Purchaser, or registered assigns, the principal sum of [_________________] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Series 2004-1 Termination Date. The Company will pay interest on this Class A-2 Note as provided in Sections 3.3 and 3.4 of the Series 2004-1 Supplement. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment, to the extent funds will be available from Interest Collections allocable to the Class A-2 Notes processed from but not including the preceding Distribution Date through each such Distribution Date. Notwithstanding the foregoing, prior to the Series 2004-1 Termination Date, a Distribution Date on which the Principal Deficit Amount is greater than zero or the commencement of the Series 2004-1 Controlled Amortization Period, and unless an Amortization Event shall have occurred, only interest payments on the outstanding principal amount of the Class A-2 Note are required to be made to the holder hereof. Beginning on the first Distribution Date following the occurrence of an Amortization Event or the commencement of the Series 2004-1 Controlled Amortization Period, the principal of this Class A-2 Note shall be paid in installments on each subsequent Distribution Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG, or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG other than the Company.

EXHIBIT A-2 Page 2

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York, c/o BNY Midwest Trust Company, 2 North LaSalle Street, 10th Floor, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________

CENDANT RENTAL CAR FUNDING (AESOP) LLC By: ________________________
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee By: ________________________
Authorized Signature

EXHIBIT A-2 Page 3

REVERSE OF FLOATING RATE NOTE

This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Series 2004-1 Floating Rate Rental Car Asset Backed Notes, Class A-2 (herein called the “Class A-2 Notes”), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as amended, supplemented or modified in accordance with its terms exclusive of any Supplements thereto creating a new Series of Notes, is herein called the “Base Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and (ii) an Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2004 (such supplement, as may be amended, supplemented or modified in accordance with its terms, is herein called the “Series 2004-1 Supplement”), among the Company, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent. The Base Indenture as supplemented by the Series 2004-1 Supplement is referred to herein as the “Indenture”. The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, shall have the meanings assigned to them in or pursuant to the Indenture.

The Class A-2 Notes are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture and the Series 2004-1 Supplement.

“Distribution Date” means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 20, 2005.

As described above, principal of this Class A-2 Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series 2004-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event, the Series 2004-1 Controlled Amortization Period shall have commenced or a Series 2004-1 Limited Liquidation Event of Default shall have occurred and be continuing or the Principal Deficit Amount is greater than zero then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer to the Administrative Agent for the accounts of the Purchasers. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at a rate per

EXHIBIT A-2 Page 4
annum equal to the Alternate Base Rate, plus 2% per annum, to the extent lawful.

This Class A-2 Note is nontransferable except in accordance with the Series 2004-1 Supplement.

Each Noteholder, by acceptance of a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC or CCRG, in its individual capacity, any holder of a beneficial interest in the Company, Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee or of any successor or assign of Original AESOP, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, CCRG or the Trustee, in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not, for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and each Noteholder that, for federal, state and local income and franchise tax purposes, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 2004-1 Collateral. Each Noteholder, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2004-1 Notes under the Indenture at any time by the Company

EXHIBIT A-2 Page 5

with the consent of Holders of Series 2004-1 Notes representing more than 50% in principal and/or commitment amount of the aggregate outstanding principal and/or commitment amount of the Series 2004-1 Notes. The Indenture also contains provisions permitting the Holders of Series 2004-1 Notes representing specified percentages of the aggregate outstanding principal and/or commitment amount of the Series 2004-1 Notes, on behalf of the Holders of all the Series 2004-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2004-1 Notes issued thereunder.

The term “Company” as used in this Class A-2 Note includes any successor to the Company under the Indenture.

The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, in-cluding any applicable U.S. withholding taxes.

EXHIBIT A-2 Page 6

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________ ________________________________*

Signature Guaranteed:

______________________________________ ________________________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B to Series 2004-1 Supplement

FORM OF NOTICE OF CLASS A-1 INCREASE

Mizuho Corporate Bank, Ltd.,
1251 Avenue of the Americas
New York, NY 10020
Attention: [ ]
Fax: [ ]:

Ladies and Gentlemen:

Reference is hereby made to the Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2005 (as may be amended, supplemented or modified from time to time in accordance with its terms, the “Series 2004-1 Supplement”), among Cendant Rental Car Funding (AESOP) LLC (“CRCF”), as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank. Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, and The Bank of New York, as Trustee (in such capacity, the “Trustee”) and as Series 2004-1 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee. Capitalized terms used in this Notice of Class A-1 Increase and not otherwise defined herein shall have the meanings assigned thereto in the Series 2004-1 Supplement.

This letter constitutes the notice required in connection with any Class A-1 Increase pursuant to Section 2.3(a) of the Series 2004-1 Supplement.

CRCF hereby requests that a Class A-1 Increase be made by each Class A-1 Purchaser on ________ ___ in the aggregate amount equal to its Class A-1 Commitment Percentage of $__________. The Class A-1 Invested Amount will equal $________ after giving effect thereto. CRCF hereby represents and warrants as of the date of such Class A-1 Increase after giving effect thereto, the conditions set forth in Sections 2.3(a) and (b) of the Series 2004-1 Supplement with respect to such Class A-1 Increase have been satisfied.

IN WITNESS WHEREOF, the undersigned has caused this Increase Notice to be executed by its duly authorized officer as of the date first above written.

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By: ________________________________

Name:
Title:

EXHIBIT C to Series 2004-1 Supplement

FORM OF CONSENT

The Bank of New York, as Trustee
c/o BNY Midwest Trust Company
2 North LaSalle Street, 10th Floor
Chicago, Illinois 60602
Attn: Indenture Trust Administration

Cendant Rental Car Funding (AESOP) LLC
c/o Lord Securities Corporation
48 Wall Street, 27th Floor
New York, New York 10005
Attn: Benjamin Abedine

This Consent is delivered pursuant to the Waiver Request dated ____________, __ (the “Notice”) and the Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2005 (as may be amended, supplemented or modified from time to time in accordance with its terms, the “Series 2004-1 Supplement”), among Cendant Rental Car Funding (AESOP) LLC (“CRCF”), as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank. Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, and The Bank of New York, as Trustee (in such capacity, the “Trustee”) and as Series 2004-1 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may be amended, supplemented or modified from time to time in accordance with its terms, the “Base Indenture” and, as supplemented by the Series 2004-1 Supplement, the “Indenture”), between CRCF and the Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Series 2004-1 Supplement.

Pursuant to Article V of the Series 2004-1 Supplement, the Trustee has delivered a Notice indicating that [choose which applies] [(i) the Manufacturer Pro-gram[s] of [name of Manufacturer] [is/are] no longer [an] Eligible Manufacturer Program[s] and that, as a result, the Series 2004-1 Maximum Non-Program Vehicle Amount [and/or] the Series 2004-1 Maximum Non-Eligible Manufac-turer Amount is or will be exceeded [and/or] [an excess will exist under clause (y) of paragraph (ii) of the definition of Series 2004-1 Required Enhancement Amount] or (ii) that the Lessees, the Borrower and CRCF have determined to increase [the Series 2004-1 Maximum Non-Program Vehicle Amount] [the Series 2004-1 Maximum Manufacturer Amount] [any Series 2004-1 Maximum Specified States Amount] [the Series 2004-1 Maximum Non-Eligible Manufacturer Amount] [the percentage set forth in clause (y) of any of paragraphs (ii), (iii), (iv), (v), (vii) or (viii) of the definition of the Series 2004-1 Required Enhancement Amount.] The undersigned hereby disregards any excess occurring in the [Series 2004-1 Maximum Non-Program Vehicle Amount] [Series 2004-1 Maximum Manufacturer Amount] [any Series 2004-1 Maximum Specified States Amount] [Series 2004-1 Maximum Non-Eligible Manufacturer Amount] [and/or] [in clause (y) of any of paragraphs (ii), (iii), (iv), (v), (vii) or

EXHIBIT C

(viii) of the definition of the Series 2004-1 Required Enhancement Amount.]. The undersigned understands that this Consent will only be effective if the Trustee receives Consents from the Requisite Noteholders on or before ____________, 20__. The rights of each non-consenting Purchaser shall be as set forth in Article V of the Series 2004-1 Supplement.

EXHIBIT C Page 2

The undersigned hereby represents and warrants that it is the beneficial owner of $___________ in principal amount of Series-1 Notes.

[Name] By: ________________________
Name: Title:

EXHIBIT D to Series 2004 Supplement

Cendant Rental Car Funding (AESOP) LLC
Demand Note

DEMAND NOTE
(Series 2004-1)

New York, New York
$[___________________][_____________]

FOR VALUE RECEIVED, the undersigned, [________________], a [Delaware] corporation (the “Demand Note Issuer”), promises to pay to the order of Cendant Rental Car Funding (AESOP) LLC, a Delaware limited liability company (“CRCF”), or its permitted assigns (“Holder”) on any date of demand (each, a “Demand Date”) the principal sum of $[_________], together with interest thereon at a rate per annum (the “Interest Rate”) equal to LIBOR plus [___]%, computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day).

Definitions. Capitalized terms used, but not defined, in this Demand Note shall have the respective meanings assigned to them in the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may be amended, restated, supplemented or modified from time to time in accordance with its terms, exclusive of supplements thereto creating a new series of notes, the “Base Indenture”), between CRCF, as Issuer and The Bank of New York, a New York banking corporation, as trustee (in such capacity, the “Trustee”), as supplemented by the Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2005 (as may be amended, restated, supplemented or modified from time to time in accordance with its terms, the “Series 2004-1 Supplement”), among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent.

Principal. The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by Holder. No portion of the outstanding principal amount of this Demand Note may be voluntarily prepaid.

Interest. Interest shall be paid monthly on the 20th day (or the first Business Day thereafter) of each calendar month commencing [_______, ____]. In addition, interest shall be paid on each Demand Date to the extent demand is made therefor.

Calculation of Principal and Interest. The interest shall be computed on a monthly basis by applying the Interest Rate effective for the Series 2004-1 Interest Period to the outstanding principal balance for such Series 2004-1 Interest Period. The outstanding principal balance as of

EXHIBIT D Page 2

any day shall be the outstanding principal balance as of the beginning of such day, less any payments of principal credited to the Demand Note Issuer’s account on that day. The records of

EXHIBIT D Page 2

Holder with respect to amounts due and payments received hereunder shall be presumed to be correct evidence thereof.

Maturity Date. On the Demand Date on which payment of the remaining principal balance of this Demand Note is to be made, or such earlier date as payment of the indebtedness evidenced hereby shall be due, whether by mandatory prepayment, acceleration or otherwise (the “Maturity Date”), the entire outstanding principal balance of this Demand Note, together with accrued interest and any other sums then outstanding under this Demand Note, shall be due and payable.

Payments. All payments shall be made in lawful money of the United States of America by wire transfer in immediately available funds and shall be applied first to fees and costs, including collection costs, if any, next to interest and then to principal. Payments shall be made to the account designated in the written demand for payment.

Collection Costs. The Demand Note Issuer agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney’s fees, paralegal’s fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation (including trial, appellate, administrative and bankruptcy proceedings) regardless of whether or not suit is brought, and all other costs and expenses incurred by Holder exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Default Rate until paid.

Default. (a) If the Demand Note Issuer shall fail to pay any principal, interest or other amounts on the date of written demand for payment; provided that such demand is made prior to 2:00 p.m. (New York City time) on a Business Day, or on the next Business Day if written demand is made on or after 2:00 p.m. (New York City time) on a Business Day, or (b) upon the occurrence of an Event of Bankruptcy with respect to the Demand Note Issuer (each, an “Event of Default”), the entire outstanding principal balance of this Demand Note, together with all accrued and unpaid interest, shall (x) in the case of an Event of Default under clause (a) above, at the option of Holder and without further notice (any notice of such event being hereby waived by the Demand Note Issuer), or (y) in the case of an Event of Default under clause (b) above, automatically without notice (any notice of any such event being waived by the Demand Note Issuer), become immediately due and payable and may be collected forthwith, and Holder may exercise any and all rights and remedies provided herein, in law or in equity.

Default Interest. After the Maturity Date or the occurrence of an Event of Default, the outstanding principal balance of this Demand Note and, to the extent permitted by applicable law, accrued and unpaid interest, shall bear interest (the “Default Rate”) at the Interest Rate plus two percent (2%) until paid in full, provided, however, in no event shall such rate exceed the highest rate permissible under applicable law.

Waivers. The Demand Note Issuer waives all applicable exemption rights and also waives valuation and appraisement, demand, presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Demand Note, and agrees that Holder shall have the right, without notice, to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever.

EXHIBIT D Page 3

No Waiver. No delay or omission on the part of Holder in exercising its rights under this Demand Note, or delay or omission on the part of Holder in exercising its rights hereunder, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion. Acceptance by Holder of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared the indebtedness evidenced by this Demand Note due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder.

Modifications. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Holder and the Demand Note Issuer, and (b) all consents required for such actions under the Base Indenture and the Related Documents shall have been received by the appropriate Persons.

Binding Effect. This Demand Note shall be binding upon the Demand Note Issuer and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

Governing Law. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

No Negotiation. This Demand Note is not negotiable other than to the Trustee for the benefit of the secured parties under the Series 2004-1 Supplement. The parties intend that this Demand Note will be pledged by the initial Holder to the Trustee for the benefit of the secured parties under the Series 2004-1 Supplement and the Demand Note Issuer consents and agrees thereto. Upon such pledge, this Demand Note shall be subject to all of the rights and remedies of the Trustee in the Base Indenture, the Series 2004-1 Supplement and the other Related Documents, and payments hereunder shall be made only to said Trustee.

Reduction of Principal. The principal amount of this Demand Note may be reduced only in accordance with the provisions of the Series 2004-1 Supplement.

Acknowledgment. The Demand Note Issuer hereby acknowledges receipt of capital contribution on the date of the issuance of this Demand Note in the principal amount of $[_____].

Captions. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Demand Note.

[Remainder of Page Intentionally Left Blank]

EXHIBIT D Page 4

IN WITNESS WHEREOF, the undersigned has executed this Demand Note or caused this Demand Note to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

[DEMAND NOTE ISSUER] By: ________________________
Name: Title:

ENDORSEMENT

Pay to the Order of ________________________________________, without recourse

CENDANT RENTAL CAR FUNDING (AESOP) LLC By: ________________________
Name: Title:

EXHIBIT D Page 5

PAYMENT GRID

Date	Principal Amount	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

EXHIBIT E to Series 2004 Supplement

FORM OF IRREVOCABLE SERIES 2004-1 LETTER OF CREDIT

No.[ ]

March [__], 2005

The Bank of New York, as Trustee
c/o BNY Midwest Trust Company
2 North LaSalle Street
10th Floor
Chicago, Illinois 60602
Attention:

Dear Sir or Madam:

The undersigned (“Series 2004-1 Letter of Credit Provider”) hereby establishes, at the request and for the account of Cendant Corporation, a Delaware corporation (“Cendant”), pursuant to, and in accordance with, that certain Five Year Competitive Advance and Revolving Credit Agreement, dated as of November 22, 2004 (as amended, supple-mented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among Cendant and the financial institutions party thereto (collectively, the “Series 2004-1 Letter of Credit Providers”), in accordance with the terms of such Credit Agreement (i) in your favor in respect of Lease Deficit Demands (as defined below), (ii) in your favor in respect of Unpaid Demand Note Demands (as defined below), (iii) in your favor in respect of Termination Demands (as defined below) and (iv) in your favor in respect of Termination Date Demands (as defined below), this Irrevocable Letter of Credit No. [     ], in an aggregate maximum amount of [___________________________] DOLLARS ($[________]) (such amount, as the same may be reduced and reinstated from time to time as provided herein, being the “Letter of Credit Amount”), effective immediately and expiring at 4:00 p.m. (New York time) at our [ ] office located at [       ] Attention: [    ], Telephone No.:  [__________], Facsimile No.: [  ] (such office or any other office which may be designated by the Series 2004-1 Letter of Credit Provider by written notice delivered to you, being the “Series 2004-1 Letter of Credit Provider’s Office”) on the date (the “Expiration Date”) that is the earlier of (i) ___________ 200_ or such later date to which the term of this Series 2004-1 Letter of Credit is extended (or, if such date is not a Business Day, the immediately succeeding Business Day) (the “Scheduled Expiration Date”) and (ii) the date on which we receive written notice from you that the Series 2004-1 Letter of Credit Termination Date shall have occurred. You are the trustee under that certain Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of June 3, 2004, between you, as Trustee (in such capacity, the “Trustee”) and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as the same may be amended, supplemented or otherwise modified from time to time. “Series 2004-1 Supplement” means the Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator (in such capacity, the “Administrator”), Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication

EXHIBIT E Page 2

Agent, Calyon Cayman Islands Branch., as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent, to the Base Indenture, as the same may be amended, supplemented, restated or other-wise modified from time to time. Capitalized terms used herein and in the Annexes hereto and not otherwise defined herein shall have the meaning set forth in the Series 2004-1 Supplement and the Base Indenture.

The Series 2004-1 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as herein-after set forth, (1) in one or more drawings by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex A attached hereto (any such certificate being a “Lease Deficit Demand”), each presented to the Series 2004-1 Letter of Credit Provider at the Series 2004-1 Letter of Credit Provider’s Office, payable at sight on a Business Day (as defined below), in each case, in an amount equal to the amount set forth in such Lease Deficit Demand but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day, (2) in one or more drawings by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex B attached hereto (such certificate being an “Unpaid Demand Note Demand”), each presented to the Series 2004-1 Letter of Credit Provider at the Series 2004-1 Letter of Credit Provider’s Office, payable at sight on a Business Day, in each case, in an amount equal to the amount set forth in such Unpaid Demand Note Demand but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day, (3) in a single drawing by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex C attached hereto (such certificate being a “Termination Demand”), presented to the Series 2004-1 Letter of Credit Provider at the Series 2004-1 Letter of Credit Provider’s Office, payable at sight on a Business Day, in an amount equal to the amount set forth in such Termination Demand but not exceeding the Letter of Credit Amount as in effect on such Business Day, provided that only one such Termination Demand may be made hereunder and (4) in a single drawing by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex D attached hereto (such certificate being a “Termination Date Demand”), presented to the Series 2004-1 Letter of Credit Provider at the Series 2004-1 Letter of Credit Provider’s Office, payable at sight on a Business Day, in an amount equal to the amount set forth in such Termination Date Demand but not exceeding the Letter of Credit Amount as in effect on such Business Day, provided that only one such Termination Date Demand may be made hereunder. In the event that there is more than one draw request payable on the same Business Day, the draw requests shall be honored in the following order: (1) the Lease Deficit Demand; (2) the Unpaid Demand Note Demand; (3) the Termination Demand and (4) the Termination Date Demand; provided that in no event shall the Series 2004-1 Letter of Credit Provider be required to honor any draw request to the extent such draw request is in an amount greater than the Letter of Credit Amount at such time after giving effect to all other draw requests honored on such day. Upon the honoring of a Termination Date Demand in full, the Series 2004-1 Letter of Credit Provider shall have no obligation to honor any other draw request. Any payments made by the Series 2004-1 Letter of Credit Provider shall be paid from funds of the Series 2004-1 Letter of Credit Provider. Any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand may be delivered by facsimile transmission to the Series 2004-1 Letter of Credit Provider’s Office as

EXHIBIT E Page 3

herein provided. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York or Chicago, Illinois. Upon the Series 2004-1 Letter of Credit Provider’s honoring any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of the Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand paid by the Series 2004-1 Letter of Credit Provider to the Trustee. In addition to the fore-going reduction, upon the Series 2004-1 Letter of Credit Provider’s honoring any Termination Date Demand presented to it hereunder in full, the Letter of Credit Amount shall automatically be reduced to zero and this Series 2004-1 Letter of Credit shall be terminated.

The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Series 2004-1 Letter of Credit Provider has not received notice from the Administrative Agent under the Credit Agreement as of the date of receipt of written notice from Cendant referred to in clause (iii) below that an Event of Default (as defined in Annex E attached hereto) has occurred and is continuing under the Credit Agreement, (ii) the Series 2004-1 Letter of Credit Provider receives notice from the Administrative Agent under the Credit Agreement that the amount requested for reinstatement, as specified in the written notice from Cendant referred to in clause (iii) below, together with all L/C Exposure (as defined in Annex E attached hereto) as of the date of receipt of Annex E, does not exceed the maximum amount permitted under Section 2.25 of the Credit Agreement, (iii) the Series 2004-1 Letter of Credit Provider is reimbursed by CRCF, a Lessee, CCRG or Cendant for any amount drawn hereunder as a Lease Deficit Demand or Unpaid Demand Note Demand, (iv) the Series 2004-1 Letter of Credit Provider receives written notice from Cendant in the form of Annex E hereto that the Letter of Credit Amount should be reinstated in an amount set forth therein (which shall equal the amount reimbursed pursuant to clause (iii)) and that no Event of Bankruptcy (as defined in Annex E attached hereto) with respect to Cendant or any Permitted Sublessee has occurred and is continuing and (v) this Series 2004-1 Letter of Credit has not been terminated in accordance with the terms hereof.

Each Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand and Termination Date Demand shall be dated the date of its presentation, shall have a cover letter clearly marked “PAYMENT DEMAND-IMMEDIATE ACTION REQUIRED” and shall be presented to the Series 2004-1 Letter of Credit Provider at the Series 2004-1 Letter of Credit Provider’s Office. If the Series 2004-1 Letter of Credit Provider receives any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand at such office on or prior to the Scheduled Expiration Date, all in conformity with the terms and conditions of this Series 2004-1 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day, the Series 2004-1 Letter of Credit Provider will make such funds available by 4:00 p.m. (New York City time) on the same day in accordance with your payment instructions. If the Series 2004-1 Letter of Credit Provider receives any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand at such office on or prior to the termination hereof, all in conformity with the terms and conditions of this Letter of Credit, after 12:00 noon (New York City time) on a Business Day, the Series 2004-

EXHIBIT E Page 4

1 Letter of Credit Provider will make the funds available by 4:00 p.m. (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2004-1 Letter of Credit Provider, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

Upon the earliest of (i) the date on which the Series 2004-1 Letter of Credit Provider honors a Termination Date Demand presented hereunder, (ii) the date on which the Series 2004-1 Letter of Credit Provider receives written notice from you that this Series 2004-1 Letter of Credit has been replaced by an alternate letter of credit and such alternate letter of credit has been received by you, (iii) the date on which the Series 2004-1 Letter of Credit Provider receives written notice from you in the form attached hereto as Annex F, and (iv) the Scheduled Expiration Date, this Series 2004-1 Letter of Credit shall automatically terminate and you shall surrender this Series 2004-1 Letter of Credit to the undersigned Series 2004-1 Letter of Credit Provider on such day.

For purposes of the certificates to be delivered by you in the form attached hereto as Annexes A ,B and D: “Pro Rata Share” means, with respect to any Series 2004-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) such Series 2004-1 Letter of Credit Provider’s Letter of Credit Amount as of such date by (B) an amount equal to the aggregate amount of the Letter of Credit Amounts of all the Series 2004-1 Letter of Credit Providers under their respective Series 2004-1 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2004-1 Letter of Credit Provider as of any date, if such Series 2004-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand (as defined in the related Series 2004-1 Letter of Credit) made prior to such date, such Series 2004-1 Letter of Credit Provider’s Letter of Credit Amount, as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand, as the case may be, and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2004-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by CRCF, the Lessee, CCRG or Cendant, as the case may be, for such amount (provided that the forego-ing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand).

This Letter of Credit is transferable in its entirety to any transferee(s) who you certify to the Series 2004-1 Letter of Credit Provider has succeeded you, as Trustee, and may be successively transferred. Transfer of this 2004-1 Letter of Credit to such transferee shall be effected by the presentation to the Series 2004-1 Letter of Credit Provider of this Series 2004-1 Letter of Credit accompanied by a certificate in the form of Annex G attached hereto. Upon such presentation the Series 2004-1 Letter of Credit Provider shall forthwith transfer this 2004-1 Letter of Credit to the transferee.

EXHIBIT E Page 5

This Series 2004-1 Letter of Credit sets forth in full the undertaking of the Series 2004-1 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates. In furtherance of the foregoing, with regard to any conflict between the terms hereof and those contained in the Credit Agreement, the terms hereof shall govern.

On the Business Day immediately following any Business Day on which the Series 2004-1 Invested Amount shall have been reduced (each a “Decrease Day”), the Letter of Credit Amount may be reduced upon prior written notice (which may be by facsimile transmission with telephone confirmation of receipt as herein provided) delivered to the Series 2004-1 Letter of Credit Provider on or before such Decrease Day purportedly signed by the Administrator by an amount (which will be expressed in United States Dollars in such notice) set forth in such notice equal to the lesser of the Pro Rata Share of (1) the excess, if any, of the Series 2004-1 Enhancement Amount over the Series 2004-1 Required Enhancement Amount and (2) the excess, if any, of the Series 2004-1 Liquidity Amount over the Series 2004-1 Required Liquidity Amount, in the case of (1) and (2) calculated as of such Decrease Day after giving effect to all payments of principal on such Decrease Day with respect to the Series 2004-1 Notes.

Making a non-complying drawing, withdrawing a drawing or failing to make any drawing does not waive or otherwise prejudice the right to make another timely drawing or a timely redrawing. Article 41 of the Uniform Customs (as defined below) shall not apply to this Series 2004-1 Letter of Credit.

This Series 2004-1 Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 (the “Uniform Customs”), except as otherwise provided above and except that notwithstanding any provisions of Article 17 of the Uniform Customs which contains provisions to the contrary, if this Letter of Credit expires during an interruption of business (as described in Article 17), we agree to effect payment under this Letter of Credit, if a drawing which conforms to the terms and conditions of this Letter of Credit is made within twenty (20) days after the resumption of business, and, as to matters not covered by the Uniform Customs, shall be governed by the law of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.  Communications with respect to this Series 2004-1 Letter of Credit shall be in writing and shall be addressed to the Series 2004-1 Letter of Credit Provider at the Series 2004-1 Letter of Credit Provider’s Office, specifically referring to the number of this Series 2004-1 Letter of Credit.

Very truly yours,

EXHIBIT E Page 6

[____________________], as Series 2004-1 Letter of Credit Provider By: ________________________
Name: Title:

ANNEX A

CERTIFICATE OF LEASE DEFICIT DEMAND

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Lease Deficit Demand under the Irrevocable Letter of Credit No. [        ] (the “Series 2004-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated _______ __, 200_, issued by _______________, as the Series 2004-1 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the “Trustee”), under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as Issuer, as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto (the “Series 2004-1 Supplement”), dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2004-1 Letter of Credit Provider as follows:

1.  [            ] is the Trustee under the Indenture.

2.  [The Trustee is making a drawing under the Series 2004-1 Letter of Credit as required by Section 3.3(d) of the Series 2004-1 Supplement in an amount equal to $________ (the “Interest Lease Deficit Disbursement”), which amount is equal to the lesser of (i) the product of the Series 2004-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and the Series 2004-1 Lease Interest Payment Deficit and (ii) the Letter of Credit Amount as in effect on the date of this certificate.] [The Trustee is making a drawing under the Series 2004-1 Letter of Credit as required by Section 3.5(c)(ii) of the Series 2004-1 Supplement in an amount equal to $_________ (the “Principal Lease Deficit Disbursement”), which amount is equal to the lesser of (i) the product of the Series 2004-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and the Series 2004-1 Lease Principal Payment Deficit and (ii) the Letter of Credit Amount as in effect on the date of this certificate. The “Lease Deficit Disbursement” on any day shall be the sum of the Interest Lease Deficit Disbursement and the Principal Lease Deficit Disbursement.

3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2004-1 Letters of Credit in an amount equal to the

ANNEX A Page 2

related other Series 2004-1 Letter of Credit Providers’ Pro Rata Share of the amount to be drawn on the Series 2004-1 Letters of Credit pursuant to Section 3.3(d) and/or Section 3.5(c)(ii) of the Series 2004-1 Supplement on the date hereof.

4.  The Series 2004-1 Lease Payment Deficit is attributable to the Lessee’s failure to pay amounts due under the Leases.

5.  You are requested to deliver an amount equal to the Lease Deficit Disbursement pursuant to the following instructions:

[insert payment instructions for wire to the
Trustee and payment date]

6.  The Trustee acknowledges that, pursuant to the terms of the Series 2004-1 Letter of Credit, upon the Series 2004-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2004-1 Letter of Credit Provider in respect of such draft.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of_________________, ____.

[____________________], as Trustee By: ________________________
Name: Title:
By: ________________________
Name: Title:

ANNEX B

CERTIFICATE OF UNPAID DEMAND NOTE DEMAND

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [      ] (the “Series 2004-1 Letter of Credit”; the terms defined therein and not other-wise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _____________, as the Series 2004-1 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the “Trustee”), under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as Issuer, as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto (the “Series 2004-1 Supplement”), dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2004-1 Letter of Credit Provider as follows:

1.  [            ] is the Trustee under the Indenture.

2.  The Trustee is making a drawing under the Series 2004-1 Letter of Credit as required by Sections 3.5[(c)(iv)], [(d)(iii)] and [(e)(iii)] of the Series 2004-1 Supplement in an amount equal to $_________ (the “Unpaid Demand Note Disbursement”), which amount is equal to the lesser of (i) the product of the Series 2004-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and the Series 2004-1 Unpaid Demand Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3.  Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2004-1 Letters of Credit in an amount equal to the related other Series 2004-1 Letter of Credit Providers’ Pro Rata Share of the Series 2004-1 Unpaid Demand Amount.

4.  You are requested to deliver an amount equal to the Unpaid Demand Note Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the
Trustee and payment date]

ANNEX B Page 2

5.  The Trustee acknowledges that, pursuant to the terms of the Series 2004-1 Letter of Credit, upon the Series 2004-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2004-1 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ___________________, ________.

[____________________], as Trustee By: ________________________
Name: Title:
By: ________________________
Name: Title:

ANNEX C

CERTIFICATE OF TERMINATION DEMAND

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [   ] (the “Series 2004-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by ___________, as the Series 2004-1 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the “Trustee”), under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as Issuer, as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto (the “Series 2004-1 Supplement”), dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2004-1 Letter of Credit Provider as follows:

1.  [            ] is the Trustee under the Indenture.

2.  The Trustee is making a drawing under the Series 2004-1 Letter of Credit as required by Sections 3.8[(b)] and [(c)]of the Series 2004-1 Supplement in an amount equal to $___________ (the “Termination Disbursement”), which amount is equal to the lesser of (i) the greater of (A) the excess, if any, of the Series 2004-1 Required Enhancement Amount over the Series 2004-1 Enhancement Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate and (B) the excess, if any, of the Series 2004-1 Required Liquidity Amount over the Series 2004-1 Liquidity Amount, excluding the Letter of Credit Amount on the date of this certificate and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3.  You are requested to deliver an amount equal to the Termination Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the
Trustee and payment date]

ANNEX C Page 2

4.  The Trustee acknowledges that, pursuant to the terms of the Series 2004-1 Letter of Credit, upon the Series 2004-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2004-1 Letter of Credit shall terminate and be immediately returned to the Series 2004-1 Letter of Credit Provider.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ________________, ___.

[____________________], as Trustee By: ________________________
Name: Title:
By: ________________________
Name: Title:

ANNEX D

CERTIFICATE OF TERMINATION DATE DEMAND

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Termination Date Demand under the Irrevocable Letter of Credit No. [  ] (the “Series 2004-1 Letter of Credit”; the terms defined therein and not other-wise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2004-1 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the “Trustee”), under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as Issuer, as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto (the “Series 2004-1 Supplement”), dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent (the “Indenture”).

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2004-1 Letter of Credit Provider as follows:

1.  [] is the Trustee under the Indenture.

2.  The Trustee is making a drawing under the Series 2004-1 Letter of Credit as required by Section 3.8(j) of the Series 2004-1 Supplement in an amount equal to $_________ (the “Termination Date Disbursement”), which amount is equal to the lesser of [the product of the Series 2004-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and] (i) the excess of the Series 2004-1 Demand Note Payment Amount over the Series 2004-1 Available Reserve Account Amount and (ii) the Series 2004-1 Letter of Credit Liquidity Amount as in effect on the date of this certificate.

3.  Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2004-1 Letters of Credit in an amount equal to the related other Series 2004-1 Letter of Credit Providers’ Pro Rata Share of the Series 2004-1 Demand Note Payment Amount.

4.  You are requested to deliver an amount equal to the Termination Date Disbursement pursuant to the following instructions:

ANNEX D Page 2

[insert payment instructions for wire to the
Trustee and payment date]

5.  The Trustee acknowledges that, pursuant to the terms of the Series 2004-1 Letter of Credit, upon the Series 2004-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2004-1 Letter of Credit shall terminate and be immediately returned to the Series 2004-1 Letter of Credit Provider.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of ________________, ___.

[____________________], as Trustee By: ________________________
Name: Title:
By: ________________________
Name: Title:

ANNEX E

CERTIFICATE OF REINSTATEMENT OF LETTER OF CREDIT AMOUNT

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [  ] (the “Series 2004-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2004-1 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (in such capacity, the “Trustee”), under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as Issuer, as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto, dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent.

The undersigned, a duly authorized officer of Cendant Corporation (“Cendant”), hereby certifies to the Series 2004-1 Letter of Credit Provider as follows:

1.  As of the date of this certificate, the Series 2004-1 Letter of Credit Provider has been reimbursed by [ ] in the amount of $[] (the “Reimbursement Amount”) in respect of the [Lease Deficit Demand] [Unpaid Demand Note Demand] made on ____________, ____.

2.  Cendant hereby notifies you that, pursuant to the terms and conditions of the Series 2004-1 Letter of Credit, the Letter of Credit Amount of the Series 2004-1 Letter of Credit Provider is hereby reinstated in the amount of $[        ] [NOT TO EXCEED REIMBURSEMENT AMOUNT] so that the Letter of Credit Amount of the Series 2004-1 Letter of Credit Provider after taking into account such reinstatement is in an amount equal to $[        ] [NOT TO EXCEED MAXIMUM AMOUNT OF LETTER OF CREDIT PRIOR TO DRAWING].

3.  As of the date of this Certificate, no Event of Bankruptcy with respect to Cendant or the Lessee has occurred and is continuing. “Event of Bankruptcy”, with respect to the Lessee or Cendant, means (a) a case or other proceeding shall be commenced, without the appli-cation or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee,

ANNEX E Page 2

sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolv-ency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecu-tive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrange-ment, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

4.  As of the date of this Certificate, (i) no Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement and (ii) the amount requested for reinstatement, as specified herein, together with all L/C Exposure (as defined in the Credit Agreement) as of the date hereof, does not exceed the maximum amount permitted under Section 2.25 of the Credit Agreement.

IN WITNESS WHEREOF, Cendant has executed and delivered this certificate on this ___ day of _____________, ___.

CENDANT CORPORATION By: ________________________
Name: Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees for the benefit of the Trustee that the undersigned’s Letter of Credit Amount is in an amount equal to $__________ as of the date hereof after taking into account the reinstatement of the undersigned’s Letter of Credit Amount by an amount equal to the Reimbursement Amount.

[Series 2004-1 Letter of Credit Provider]

ANNEX E Page 3

By: ________________________
Name: Title:

ANNEX F

CERTIFICATE OF TERMINATION

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Certificate of Termination of Letter of Credit Amount under the Irrevocable Letter of Credit No. [  ] (the “Series 2004-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of __________ __, 200_, issued by _______________, as the Series 2004-1 Letter of Credit Provider, in favor of The Bank of New York, as the trustee (the “Trustee”), under that certain Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as supplemented by that certain Series 2004-1 Supplement thereto, dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent (the “Series 2004-1 Supplement” and, together with the Base Indenture, the “Indenture”).

The undersigned, duly authorized officers of the Trustee, hereby certify to the Series 2004-1 Letter of Credit Provider as follows:

1.  [] is the Trustee under the Indenture.

2.  As of the date of this certificate, the Series 2004-1 Letter of Credit Termination Date has occurred under the Series 2004-1 Supplement.

3.  The Trustee hereby notifies the Series 2004-1 Letter of Credit Provider that as a result of the occurrence of the Series 2004-1 Letter of Credit Termination Date, the undersigned is returning the Series 2004-1 Letter of Credit Provider’s Series 2004-1 Letter of Credit to the Series 2004-1 Letter of Credit Provider.

ANNEX F Page 2

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of_________________.

[____________________], as Trustee By: ________________________
Name: Title:
By: ________________________
Name: Title:

ANNEX G

INSTRUCTION TO TRANSFER

______________ __, ____

[Series 2004-1 Letter of Credit Provider]
[Address]

Attention: [  ]

Re: Irrevocable Letter of Credit No. [  ]

Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

________________________________

(Name of Transferee]

________________________________

[Address]

all rights of the undersigned beneficiary to draw under the above-captioned Series 2004-1 Letter of Credit (the “Series 2004-1 Letter of Credit”) issued by the Series 2004-1 Letter of Credit Provider named therein in favor of the undersigned. The transferee has succeeded the under-signed as Trustee under that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between the Trustee and Cendant Rental Car Funding (AESOP) LLC (formerly known as AESOP Funding II L.L.C.) (“CRCF”), as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto, dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent.

By this transfer, all rights of the undersigned beneficiary in the Series 2004-1 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 2004-1 Letter of Credit pertaining to transfers.

ANNEX G Page 2

The Series 2004-1 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 2004-1 Letter of Credit Provider transfer the Series 2004-1 Letter of Credit to our transferee or that, if so requested by the transferee, the Series 2004-1 Letter of Credit Provider issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Series 2004-1 Letter of Credit.

[____________________], as Trustee By: ________________________
Name: Title:
By: ________________________
Name: Title:

EXHIBIT F to Series 2004 Supplement

FORM OF LEASE PAYMENT DEFICIT NOTICE

[DATE]

The Bank of New York, as Trustee
c/o BNY Midwest Company
2 North LaSalle Street
Chicago, IL 60602

Attn: Corporate Trust Officer

Reference is made to that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between The Bank of New York, as Trustee (in such capacity, the “Trustee”) and Cendant Rental Car Funding (AESOP) LLC (“CRCF”), as Issuer, as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto (the “Series 2004-1 Supplement”), dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2004-1 Supplement.

Pursuant to Section 3.3(c) of the Series 2004-1 Supplement, Cendant Car Rental Group, Inc., in its capacity as Administrator under the Series 2004-1 Supplement and the Related Documents, hereby provides notice of a Series 2004-1 Lease Payment Deficit in the amount of $[   ].

CENDANT CAR RENTAL GROUP, INC.

By_____________________________
Name:
Title:

EXHIBIT G to Series 2004 Supplement

FORM OF DEMAND NOTICE

[DATE]

[Insert Demand Note Issuer]

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Base Indenture, dated as of June 3, 2004, between Cendant Rental Car Funding (AESOP) LLC (“CRCF”), as Issuer, and The Bank of New York, as Trustee (in such capacity, the “Trustee”), as supplemented by that certain Amended and Restated Series 2004-1 Supplement thereto (the “Series 2004-1 Supplement”), dated as of March 29, 2005, among CRCF, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Mizuho Corporate Bank, Ltd., as Administrative Agent, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, the Trustee and The Bank of New York, as Series 2004-1 Agent. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2004-1 Supplement.

Pursuant to Sections 3.5[(c)(iii)], [(d)(ii)] and [(e)(ii)] of the Series 2004-1 Supplement, the Trustee under the Series 2004-1 Supplement hereby makes a demand for payment on the Series 2004-1 Demand Notes in the amount of $[   ].

THE BANK OF NEW YORK, as Trustee

By_____________________________
Name:
Title:

EXHIBIT H to Series 2004 Supplement

[FORM OF] TRANSFER SUPPLEMENT

TRANSFER SUPPLEMENT, dated as of [____________], [____] among [NAME OF PURCHASER] (the “Transferor”), each purchaser listed as an Acquiring Purchaser on the signature pages hereof (each, an “Acquiring Purchaser”), Cendant Rental Car Funding (AESOP) LLC, a Delaware limited liability company (the “Company”), Mizuho Corporate Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”) and Cendant Car Rental Group, Inc., as Administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, this Transfer Supplement is being executed and delivered in accordance with Section 10.1(b) of the Amended and Restated Series 2004-1 Supplement, dated as of March 29, 2005 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2004-1 Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, Bayerische Landesbank New York Branch, as Syndication Agent, Calyon Cayman Islands Branch, as Documentation Agent, the Purchasers named therein, and The Bank of New York, as trustee (the “Trustee”) and Series 2004-1 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may be amended, supplemented or otherwise modified, the “Base Indenture” and, together with the Series 2004-1 Supplement, the “Indenture”), between the Company and the Trustee;

WHEREAS, each Acquiring Purchaser (if it is not already an existing Purchaser) wishes to become a Purchaser party to the Series 2004-1 Supplement; and

WHEREAS, the Transferor is selling and assigning to each Acquiring Purchaser, rights, obligations and commitments under the Series 2004-1 Supplement and Series 2004-1 Notes;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Upon the execution and delivery of this Transfer Supplement by each Acquiring Purchaser, the Transferor, the Company, the Administrator and the Administrative Agent (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring Purchaser shall be a Purchaser party to the Series 2004-1 Supplement for all purposes thereof.

2.  The Transferor acknowledges receipt from each Acquiring Purchaser of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring Purchaser (the “Purchase Price”), of the portion being purchased by such Acquiring Purchaser (such Acquiring Purchaser’s “Purchased Percentage”) of the Transferor’s Commitment under the Series 2004-1 Supplement and the Transferor’s Series 2004-1 Invested Amount. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring Purchaser, without recourse, representation or warranty, and each Acquiring Purchaser hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring Purchaser’s Purchased Percentage of the Transferor’s Commitment under the Series 2004-1 Supplement and the Transferor’s Series 2004-1 Invested Amount.

EXHIBIT H Page 2

3.  The Transferor has made arrangements with each Acquiring Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring Purchaser of any Commitment Fees heretofore received by the Transferor pursuant to the Series 2004-1 Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Purchaser to the Transferor of Commitment Fees or Series 2004-1 Monthly Interest received by such Acquiring Purchaser pursuant to the Series 2004-1 Supplement from and after the Transfer Issuance Date.

4.  From and after the Transfer Issuance Date, amounts that would otherwise by payable to or for the account of the Transferor pursuant to the Series 2004-1 Supplement shall, instead, be payable to or for the account of the Transferor and the Acquiring Purchasers, as the case may be, in accordance with their respective interests as reflected in this Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

5.  Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.

6.  By executing and delivering this Transfer Supplement, the Transferor and each Acquiring Purchaser confirm to and agree with each other and the Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim created by it, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2004-1 Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 2004-1 Notes, the Related Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Indenture, the Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Purchaser confirms that it has received a copy of the Indenture and such other Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (iv) each Acquiring Purchaser will, independently and without reliance upon the Administrative Agent or the Transferor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (v) each Acquiring Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2004-1 Supplement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 9 of the Series 2004-1 Supplement; and (vi) each Acquiring Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as an Acquiring Purchaser.

EXHIBIT H Page 3

7.  Schedule I hereto sets forth the revised Commitment Percentages of the Transferor and each Acquiring Purchaser as well as administrative information with respect to each Acquiring Purchaser.

8.  THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EXHIBIT H Page 4

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[NAME OF SELLING PURCHASER], as

Transferor

By:______________________________

Title:

[NAME OF ACQUIRING PURCHASER], as Acquiring Purchaser

By:______________________________

Title:

EXHIBIT H Page 5

CONSENTED AND ACKNOWLEDGED:

CENDANT RENTAL CAR FUNDING (AESOP) LLC

By: _______________________________

Title:

CENDANT CAR RENTAL GROUP, INC.,

as Administrator

By: _______________________________

Title:

MIZUHO CORPORATE BANK, LTD.,

as Administrative Agent

By: _______________________________

Title:

EXHIBIT H Page 6

LIST OF ADDRESSES FOR NOTICES
AND OF COMMITMENT PERCENTAGES

MIZUHO CORPORATE BANK, LTD., as

Administrative Agent

_________________________________

_________________________________

New York, New York

Attention:
Telecopier:

[TRANSFEROR]

Address:

Prior Commitment Percentage:

Revised Commitment Percentage:

Prior Purchaser Invested Amount:

Revised Purchaser Invested Amount:

[ACQUIRING PURCHASER]

Address:

[Prior] Commitment Percentage:

[Revised Commitment Percentage:]

[Prior Purchaser Invested Amount]

[Revised] Purchaser Invested Amount: